                                SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                  of 1934

Filed by Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12

                            GARDNER DENVER, INC.
 ............................................................................
              (Name of Registrant as Specified In Its Charter)

 ............................................................................
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

    ........................................................................
    2) Aggregate number of securities to which transaction applies:

    ........................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

    ........................................................................
    4) Proposed maximum aggregate value of transaction:

    ........................................................................
    5) Total fee paid:

    ........................................................................
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ........................................................................
    2) Form Schedule or Registration Statement No.:

    ........................................................................
    3) Filing Party:

    ........................................................................
    4) Date Filed:

    ........................................................................

[GARDNER DENVER LOGO]

                                                      March 23, 2001

TO OUR STOCKHOLDERS:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders on Tuesday, May 1, 2001 at 1:30 p.m., at the Quincy
Country Club, 2410 State Street, Quincy, Illinois.

    The attached Notice and Proxy Statement describe the business of the meeting. After the transaction of the formal business, I will report on current operations and plans. A question and answer period will follow.

    We look forward to a significant vote of the Common Stock, either in person or by proxy. This year, three convenient ways to vote your proxy are offered by Gardner Denver. If you are a stockholder of record, you may use the toll-free telephone number on the proxy card to vote your shares. You may also vote your shares via the Internet by following the simple instructions on the proxy card. If you prefer, simply complete, date, sign and return your proxy card in the enclosed stamped and addressed envelope. Regardless of your method of voting, you may revoke your proxy and vote in person if you decide to attend the Annual Meeting. Your support is appreciated, and we hope that you will be able to join us at the May 1 meeting.

                                       Cordially,

                                       /s/ Ross J. Centanni

                                       Ross J. Centanni
                                       Chairman, President and
                                         Chief Executive Officer

                        GARDNER DENVER, INC.
                      1800 GARDNER EXPRESSWAY
                       QUINCY, ILLINOIS 62301


           NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

    The 2001 Annual Meeting of Stockholders of Gardner Denver, Inc. (the "Company") will be held at the Quincy Country Club, 2410 State Street, Quincy, Illinois on Tuesday, May 1, 2001 at 1:30 p.m., for the following purposes:

    1. To elect three directors to serve for a three-year term each;

    2. To amend the Company's Long-Term Incentive Plan;

    3. To amend the Company's Employee Stock Purchase Plan;

    4. To approve the Company's Management Annual Incentive Plan;
       and

    5. To transact such other business as may properly come before the meeting.

    Stockholders of record at the close of business on March 9, 2001, are entitled to notice of and to vote at the meeting. Stockholders of record may vote their proxy by completing the enclosed proxy card, calling the toll-free number indicated on the proxy card, or accessing the Internet web site specified in the instructions included on the proxy card. A stockholder may revoke a proxy at any time before it is voted at the meeting by following the procedures described in the attached Proxy Statement.

                                           FOR THE BOARD OF DIRECTORS

                                           Tracy D. Pagliara
                                           Vice President, General
                                           Counsel and Secretary

Quincy, Illinois
March 23, 2001


                   RETURN OF PROXIES REQUESTED
       ---------------------------------------------------
        TO ASSURE YOUR REPRESENTATION AT THE MEETING,
        PLEASE (1) SIGN, DATE AND PROMPTLY MAIL THE
        ENCLOSED PROXY CARD, FOR WHICH A RETURN ENVELOPE
        IS PROVIDED; (2) CALL THE TOLL-FREE NUMBER
        INDICATED ON THE ENCLOSED PROXY CARD; OR
        (3) ACCESS THE INTERNET WEB SITE SPECIFIED IN THE
        INSTRUCTIONS ON THE PROXY CARD.
       ---------------------------------------------------

                        GARDNER DENVER, INC.
                      1800 GARDNER EXPRESSWAY
                       QUINCY, ILLINOIS 62301


                          PROXY STATEMENT

                        GENERAL INFORMATION

    The accompanying proxy is solicited by the Board of Directors of Gardner Denver, Inc. (the "Company" or "Gardner Denver") and will be voted in accordance with the instruction given (either in a signed proxy card or voted through the toll-free telephone or Internet procedures described below) and not revoked. A stockholder may revoke a proxy at any time before it is voted by (1) giving notice to the Company in writing, (2) submitting another proxy that is properly signed and later dated, or (3) voting in person at the meeting. Attendance at the meeting will not in and of itself revoke a proxy.

    Stockholders of record may vote their proxy using the toll-free number listed on the proxy card, via the Internet or they may complete, sign, date and mail the enclosed proxy card in the postage paid envelope provided. The telephone and Internet voting procedures are designed to authenticate stockholders' identities. The procedures allow stockholders to give their voting instructions and confirm that their instructions have been properly recorded. Specific instructions to be followed by any stockholder of record interested in voting by telephone or the Internet are set forth on the enclosed proxy card.

    This Proxy Statement and the enclosed proxy card were first mailed to stockholders on or about March 23, 2001. The record date for determining the stockholders entitled to vote at the meeting was the close of business on March 9, 2001 (the "Record Date"). On that date, the outstanding voting securities of the Company were 15,515,565 shares of Common Stock, par value $0.01 ("Common Stock"). Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock is required to establish a quorum.

    The Company is not aware of any matter that will be presented to the meeting for action on the part of the stockholders other than that stated in the notice. If any other matter is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares to which the proxy relates in accordance with their best judgment. Abstentions will be considered present at the meeting for purposes of determining a quorum with respect to items brought before the meeting but will not be counted as voting for or against the proposal to which it relates.

    Brokers holding shares for beneficial owners must vote these shares according to specific instructions received from the owner. If specific instructions are not received, brokers may vote these shares in their discretion on certain routine matters, such as the election of directors. However, the New York Stock Exchange rules preclude brokers from exercising their voting discretion on certain proposals, including the proposed amendment to the Long-Term Incentive Plan (the "Incentive Plan"), the proposed amendment to the Employee Stock Purchase Plan (the "ESP Plan"), and the proposed adoption of the Management Annual Incentive Plan (the "Annual Incentive Plan"). In these cases, if they have not received specific instructions from the beneficial owner, brokers may not vote on the proposals, resulting in what is known as a "broker non-vote." Any "broker non-vote" will be considered present for quorum purposes with respect to items brought before the meeting but will not be counted as voting for or against the proposal to which it relates.

    The enclosed proxy card indicates on its face the total number of shares of Common Stock registered in your name on the Record Date, whether held in book entry or certificate form. If you are a participant in the Gardner Denver, Inc. Retirement Savings Plan or the Gardner Denver, Inc. Savings Plan (the "Savings Plans"), the enclosed proxy card includes the number of equivalent shares credited to your account. When your proxy is returned properly signed, it will serve as direction to UMB Bank, N.A., as Trustee (the "Trustee") for the

Savings Plans, to vote the shares held for your account in accordance with your instructions. Your properly signed proxy must be received by April 27, 2001. Your proxy will also serve as a direction to the Trustee to vote all of the uninstructed shares credited to other participants' accounts and shares not yet allocated to participants' accounts in the same manner as you indicate. The Trustee will vote shares of Common Stock for which no instructions are received and shares not yet allocated to participants' accounts in the same proportion (for or against) as the shares for which instructions are received from participants. If you fail to return a proxy properly signed by April 27, 2001, the equivalent shares of Common Stock credited to your account will be voted by the Trustee in the same proportion as the shares for which instructions were received from other Savings Plans participants.

    The cost of soliciting proxies will be paid by the Company. The Company will, upon request, reimburse brokerage houses, custodians, nominees and others for their out-of-pocket and reasonable clerical expenses incurred in connection with such solicitation. For the purpose of obtaining broad representation at the meeting, Georgeson Shareholder Communications Inc. has been retained by the Company to assist in the solicitation of proxies at an anticipated cost of approximately $10,000 plus reimbursement of reasonable expenses. Officers and employees of the Company, without being additionally compensated, may also make requests for the return of proxies by letter, telephone or other means or in person.

                 PROPOSAL I--ELECTION OF DIRECTORS

    The authorized number of directors of the Company is presently fixed at seven. The directors are divided into three classes, with one class having three members and two classes having two members each. Directors in each class are elected for three-year terms so that the term of office of one class of directors expires at each annual meeting.

    For election as directors at the Annual Meeting of Stockholders to be held on May 1, 2001, the Board of Directors has approved the nominations of Frank J. Hansen, Thomas M. McKenna and Diane K. Schumacher, who are currently directors, to serve for three-year terms expiring in 2004. The affirmative vote of a majority of the outstanding shares of Common Stock having voting power present at the meeting, in person or by proxy, is required to elect each of the nominees to the director positions. If you vote your proxy through a signed proxy card or by using the telephone or Internet procedures available, but do not indicate your voting preference, the shares represented by your proxy will be voted for the election of the nominees for director named in this Proxy Statement.

    If any one of the nominees becomes unavailable for election, the accompanying proxy will be voted for the election of such person, if any, as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled by the directors. The Company has no reason to believe that any nominee will be unavailable.

    The following information is provided regarding the nominees for election as a director and each of the other directors who will continue in office after the meeting:

                          NOMINEES FOR ELECTION

        TERMS EXPIRING AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS

[PHOTO] FRANK J. HANSEN, age 59, has been a director of Gardner Denver since June 1997. Mr. Hansen was the President and Chief Executive Officer of IDEX Corporation ("IDEX"), a publicly held manufacturer of proprietary fluid handling and industrial products, from April 1999 until his retirement in April 2000. He was President and Chief Operating Officer from January 1998 to April 1999 and Senior Vice President from July 1994 until January 1998. Upon his promotion in 1998, Mr. Hansen was also appointed to the IDEX Board of Directors. Mr. Hansen has a B.S. degree in Business Administration from Portland State University.

[PHOTO] THOMAS M. MCKENNA, age 63, has been a director of Gardner Denver since its spin-off from Cooper Industries, Inc. ("Cooper") in April 1994. Mr. McKenna is the President of United Sugars Corporation, a marketing cooperative which is one of the nation's largest sugar marketers to both the industrial and retail markets, a position he has held since December 1998. He was President and Chief Executive Officer of Moorman Manufacturing Company ("Moorman"), a privately held manufacturer of agricultural supplies, from August 1993 until January 1998. Mr. McKenna has a B.A. degree from St. Mary's College and an M.B.A. from Loyola University.

[PHOTO] DIANE K. SCHUMACHER, age 47, has been a director of Gardner Denver since August 2000. Ms. Schumacher has served as Senior Vice President, General Counsel and Secretary of Cooper since 1995. Ms. Schumacher holds a B.A. degree in economics from Southern Illinois University and a JD degree from DePaul University College of Law. She has also completed the Harvard Advanced Management Program and serves as a director of the American Arbitration Association.

      DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER THE MEETING

         TERMS EXPIRING AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS

[PHOTO] DONALD G. BARGER, JR., age 58, has been a director of Gardner Denver since its spin-off from Cooper in April 1994. Mr. Barger has been the Senior Vice President and Chief Financial Officer of Yellow Corporation ("Yellow"), a publicly held company specializing in the transportation of goods and materials, since December 2000. Prior to joining Yellow, he served as Vice President and Chief Financial Officer of Hillenbrand Industries Inc. ("Hillenbrand"), a publicly held company serving healthcare and funeral services, from March 1998 until December 2000. Mr. Barger was also Vice President, Chief Financial Officer of Worthington Industries, Inc., a publicly held manufacturer of metal and plastic products and processed steel products, from September 1993 until joining Hillenbrand. Mr. Barger has a B.S. degree from the United States Naval Academy and an M.B.A. from the University of Pennsylvania, Wharton School of Business. Mr. Barger is a director of the Quanex Corporation.

[PHOTO] RAYMOND R. HIPP, age 58, has been a director of Gardner Denver since November 1998. Mr. Hipp serves as Chairman, President and CEO of Alternative Resources Corporation ("ARC"), a provider of information technology staffing and component outsourcing, a position he has held since July 1998. From August 1996 until May 1998, Mr. Hipp was the Chief Executive Officer of ITI Marketing Services, a provider of telemarketing services. He was a self-employed management consultant from September 1994 to August 1996. Mr. Hipp has a B.S. degree from Southeast Missouri State University and is a director of ARC.

         TERMS EXPIRING AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS

[PHOTO] ROSS J. CENTANNI, age 55, has been President and Chief Executive Officer and a director of Gardner Denver since its incorporation in November 1993. He has been Chairman of Gardner Denver's Board of Directors since November 1998. Prior to Gardner Denver's spin-off from Cooper, he was Vice President and General Manager of Gardner Denver's predecessor, the Gardner-Denver Industrial Machinery Division, where he also served as Director of Marketing from August 1985 to June 1990. He has a B.S. degree in industrial technology and an M.B.A. degree from Louisiana State University. Mr. Centanni is a director of Esterline Technologies, a publicly held manufacturer of components for avionics, propulsion and guidance systems, and Denman Services, Inc., a privately held supplier of medical products. He is also a member of the Petroleum Equipment Suppliers Association Board of Directors and the Quincy University Board of Trustees.

[PHOTO] RICHARD L. THOMPSON, age 61, was elected to the Gardner Denver Board of Directors in November 1998. Since 1995, Mr. Thompson has served as a Group President and Executive Office Member of Caterpillar Inc. ("Caterpillar"), a publicly held manufacturer of construction machinery and equipment. Mr. Thompson has administrative responsibility for the gas turbine and reciprocating engine business, as well as corporate research and development activities. He earned a B.S. in electrical engineering and an M.B.A. from Stanford University and has completed the Caterpillar Advanced Management Program. Mr. Thompson also presently serves on the Boards of Directors of Hindustan Powerplus Ltd., Lennox International, Inc. and Proctor Community Hospital. He is also a member of the Russian Academy of Transportation.

             COMMITTEES, COMPENSATION AND GOVERNANCE OF
                       THE BOARD OF DIRECTORS

    The Company's Board of Directors (the "Board") held four meetings during 2000. The Board has a standing Audit and Finance Committee and a standing Management Development and Compensation Committee, each composed exclusively of nonemployee directors. During 2000, each director attended all of the meetings of the Board and the committees on which the director served. The Board does not have a standing Nominating Committee. Director nominations are made by the full Board.

BOARD OF DIRECTORS COMMITTEES

    The Audit and Finance Committee, currently composed of Donald G. Barger, Jr., Chairman, Frank J. Hansen and Raymond R. Hipp, held three meetings during 2000. All members of the Audit and Finance Committee are independent, in accordance with Section 303.02 of the New York Stock Exchange listing requirements. The Board has adopted a new written charter for the Audit Committee, effective August 1, 2000. A copy of the new written charter is included in this proxy statement as Appendix A.

    The functions of the Audit and Finance Committee are to instruct the independent auditors that the Board is the representative of the stockholders and as such is the client of the auditors; review the Company's audited financial statements and meet with management, as well as with the Company's independent auditors, to discuss such statements; recommend the nomination of independent auditors for appointment by the Board; review the independence of the auditors, the planned scope and results of their examination and the scope of any significant non-audit work performed; review the scope and results of the Company's internal control activities; review accounting changes having a material impact on the financial statements of the Company and filings made with the Securities and Exchange Commission as required; hold conferences and reviews with the auditors as may be deemed desirable by either the Audit and Finance Committee, the auditors or management, and report to the Board the results of such reviews and conferences; monitor compliance with the Company's Corporate Conflicts of Interest and Ethical Conduct Policy; review information concerning environmental, legal and other matters which may represent material financial exposure; and submit to the Board any recommendations the Committee may have. The Audit and Finance Committee also oversees the Company's Pension Investment Committee in their establishment of investment objectives, policies and performance criteria for the management of the Company's retirement and benefit plan assets.

    The Management Development and Compensation Committee, currently composed of Richard L. Thompson, Chairman, Thomas M. McKenna and Diane K. Schumacher, held three meetings during 2000. The functions of the Management Development and Compensation Committee are to review and consider succession planning, executive performance, organizational structure and assist the Chief Executive Officer in developing recommendations in these areas for Board consideration; review and consult with the Chief Executive Officer concerning the selection of officers of the Company and establish reasonable compensation for officers, including incentive compensation and bonuses, deferred compensation, pensions, and other benefits; designate those employees who will receive grants of stock options and other awards under the Company's Incentive Plan and the type and size of such grants; administer the Incentive Plan and ESP Plan, including amendments and restatements as appropriate; and recommend to the Board one or more candidates for Chief Executive Officer in the event the position becomes unexpectedly vacant.

COMPENSATION OF DIRECTORS

    The Company's nonemployee directors each receive an annual retainer of $16,000. Additionally, nonemployee directors receive meeting attendance fees of $1,250 per meeting for board meetings and $1,000 per meeting for committee meetings. Directors are also reimbursed for reasonable expenses incurred in connection with attending board and committee meetings.

    The Gardner Denver, Inc. Phantom Stock Plan for Outside Directors (the "Phantom Stock Plan") has been established to more closely align the interests of the nonemployee directors and the Company's stockholders by increasing each nonemployee director's proprietary interest in the Company in the form of "phantom stock units."

    Under the Phantom Stock Plan, which is an unfunded plan, the Company credits the equivalent of $7,000 annually, in equal monthly amounts, to the phantom stock unit account of each nonemployee director. Phantom stock units are credited based upon the previous month's average closing price per share for the Company's Common Stock. Each nonemployee director may also elect to defer all or some portion of his annual director's fees under the Phantom Stock Plan and have such amount credited on a monthly basis as phantom stock units, based on the previous month's average closing price per share for the Company's Common Stock. If the Company were to pay dividends, dividend equivalents would be credited to each nonemployee director's account on the dividend record date.

    The fair market value of a director's account will be distributed as a cash payment to the director (or his beneficiary) on the first day of the month following the month in which the director ceases to be a director of the Company for any reason. Alternatively, a director may elect to have the fair market value of his or her account distributed in twelve or fewer equal monthly installments, or in a single payment on a predetermined date within one year after he ceases to be a director, but without interest on the deferred payments. The fair market value of a director's account is determined by reference to the average closing price per share for the Company's Common Stock during the thirty trading days immediately preceding the date the director ceases to be a director. The following table summarizes the number of phantom stock units credited to each nonemployee director as of March 9, 2001:

                                                    PHANTOM STOCK
                  NAME                                  UNITS
                  ----                              -------------
          Donald G. Barger, Jr....................      2,418
          Raymond R. Hipp.........................      1,465
          Frank J. Hansen.........................      1,001
          Thomas M. McKenna.......................      7,417
          Diane K. Schumacher.....................        163
          Richard L. Thompson.....................      2,941
                                                       ------
              Total...............................     15,405

    Under the Incentive Plan, each nonemployee director is automatically granted options to purchase 3,000 shares of the Company's Common Stock on the date immediately following the Annual Meeting of Stockholders. Nonemployee director stock options become exercisable on the first anniversary of the date of grant and terminate upon the expiration of five years from such date. If a person ceases to be a nonemployee director by virtue of disability or retirement (after having completed at least one three-year term), outstanding options generally remain exercisable for a period of five years (but not later than the expiration date of the options). If a person ceases to be a nonemployee director by virtue of death (or dies during the five year exercise period after disability or retirement described above), outstanding options generally remain exercisable for a period of one year (but not later than the expiration date of the options). If a nonemployee director's service terminates for any other reason, options not then exercisable are canceled and options that are exercisable may be exercised at any time within 90 days after such termination (but not later than the expiration date of the options). The option exercise price of a nonemployee director stock option is the fair market value on the date of grant. Additionally, upon the occurrence of a change of control, as defined in the plan, these options will be canceled in exchange for a cash payment equal to the appreciation in value of the options over the exercise price as set forth in the plan. See Proposal II beginning on page 16 for a more detailed description of the options. The exercise price of these options is the fair market value of the Common Stock on the date of grant.

CORPORATE GOVERNANCE

    The Company's Board of Directors has adopted a policy regarding Corporate Governance. The objective of this policy is to ensure that the Board maintains its independence, objectivity and effectiveness in fulfilling its responsibilities to the Company's stockholders. The policy describes the criteria for selection and retention of outside directors; factors to ensure the Board remains independent; administrative practices of the Board; and the composition and compensation of the Board. The policy requires that the majority of the Board be nonemployee directors, with varied and complementary backgrounds. Directors may serve on the boards of directors of no more than four for-profit organizations, including the Company, and interlocking directorships are prohibited. The policy specifies that a nonemployee director will retire at age 70 years and that, at any one time, at least 50% of the number of nonemployee directors shall be actively employed.

                  SECURITY OWNERSHIP OF MANAGEMENT
                   AND CERTAIN BENEFICIAL OWNERS

    The Company maintains Stock Ownership Guidelines for its nonemployee directors, executive officers and other key employees. Under these guidelines, each nonemployee director is expected to maintain an equity interest in the Company equal to one times his annual retainer by the end of his first year as a director and three times his annual retainer at the end of five years of service on the Board. The guidelines also require that the CEO maintain an equity interest equal to five times his annual base salary and each executive officer maintain an equity interest in the Company equal to three times his annual base salary. These equity interests are to be achieved by the fifth anniversary of each individual's appointment as an executive officer. Common Stock held directly by the officer and indirectly for the benefit of the officer in the Savings Plans and the related Supplemental Excess Defined Contribution Plan ("Excess Defined Contribution Plan") are considered in determining compliance with these guidelines.

    The following table sets forth, as of March 9, 2001, information with respect to the beneficial ownership of the Company's Common Stock by (a) each director, (b) each of the Company's four most highly compensated executive officers in 2000 who is not a director and, (c) all directors and executive officers as a group. A separate table is also included which sets forth each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock as of December 31, 2000 (except as otherwise indicated).

                                                                       AMOUNT AND NATURE OF
                                                                       BENEFICIAL OWNERSHIP
                                                             ---------------------------------------
                                                                DIRECT                  EMPLOYEE            PERCENT
                 NAME OF BENEFICIAL OWNERS                   OWNERSHIP(1)             401(k) PLAN(2)        OF CLASS
                 -------------------------                   ------------             --------------        --------
DIRECTORS
Donald G. Barger, Jr.......................................     25,532(3),(4)                                   *
Ross J. Centanni...........................................    434,565(3),(5)             17,944              3.0%
Frank J. Hansen............................................     11,900(3)                                       *
Raymond R. Hipp............................................      9,000(3)                                       *
Thomas M. McKenna..........................................     20,780(3)                                       *
Diane K. Schumacher........................................      1,438                                          *
Richard L. Thompson........................................      7,200(3)                                       *

NAMED EXECUTIVE OFFICERS (NOT DIRECTORS)
David Brown................................................     48,434(3)                  2,352                *
Steven M. Krivacek.........................................     96,790(3)                  5,433                *
Philip R. Roth.............................................     92,981(3)                  3,822                *
J. Dennis Shull............................................    116,528(3),(6)              7,221                *
All directors and executive officers as a group............    865,746(3),(4),(5),(6)     36,914              5.8%

------
*       Less than 1%

(1)     Each beneficial owner has sole voting and investment power with respect to all shares, except as indicated
        below.

(2)     Each beneficial owner has sole voting power, but limited investment power with respect to all shares held in the Savings Plans, which are 401(k) plans, and the related Excess Defined Contribution Plan.

(3)     Includes shares that could be acquired by the exercise of stock options granted under the Incentive Plan that are currently exercisable or exercisable within 60 days after March 9, 2001, as follows: 12,000 shares for
        Mr. Barger; 255,002 shares for Mr. Centanni; 9,000 shares for Mr. Hansen; 6,000 shares for Mr. Hipp; 15,000 shares for Mr. McKenna; 6,000 shares for Mr. Thompson; 59,571 shares for Mr. Roth; 61,252 shares for Mr.
        Shull; 47,502 shares for Mr. Brown; 48,001 shares for Mr. Krivacek; and 522,328 shares for the group.

(4)     Includes 150 shares owned by Mr. Barger's son, as to which Mr. Barger shares voting and investment power pursuant to a custodial arrangement.

                                 7


(5)     Includes 4,059 shares owned by Mr. Centanni's wife and children, as to which Mr. Centanni shares voting and investment power pursuant to a trust arrangement.
(6)     Includes 684 shares owned by Mr. Shull's children, as to which Mr. Shull shares voting and investment power pursuant to a trust arrangement.

                      NAME AND ADDRESS                      AMOUNT AND NATURE OF      PERCENT
                     OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP      OF CLASS
                     -------------------                    --------------------      --------
            First Manhattan Company...................           1,805,593(1)           11.8%
            437 Madison Avenue
            New York, New York

            FMR Corporation...........................           1,346,155(2)            8.7
            82 Devonshire Street
            Boston, Massachusetts

            Neuberger Berman, Inc.....................            984,252(3)             6.4
            605 Third Avenue
            New York, New York

            AXA Financial, Inc., et. al...............            988,387(4)             6.4
            1290 Avenue of the Americas
            New York, New York

            David L. Babson & Company, Inc............            878,300(5)             5.7
            One Memorial Drive
            Cambridge, Massachusetts

            Ira Sochet................................            807,594(6)             5.3
            9350 South Dixie Highway, Ste. 1260
            South Miami, Florida

------
(1)     Based on Amendment 6 to Schedule 13G, dated as of February 7, 2001, made by First Manhattan Company ("First
        Manhattan"). First Manhattan reported that it has sole voting and investment powers with respect to 208,800 shares of Common Stock, shared voting power as to 1,577,093 shares of Common Stock and shared investment power as to 1,596,793 shares. Of the shares, 610,200 are owned by family members of General Partners of First
        Manhattan; however, First Manhattan disclaims beneficial ownership as to 475,200 of those shares and disclaims investment power as to 135,000 of those shares.

(2)     Based on Amendment 2 to Schedule 13G, dated as of February 14, 2001, made by FMR Corp., Edward C. Johnson
        3rd, and Abigail P. Johnson. FMR Corp. reported that Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 1,346,155 shares of Common Stock as a result of acting as an investment adviser to various investment companies, one of which is Fidelity Low Priced Stock
        Fund, which owns 1,345,000 shares or 8.76% of the Common Stock. Edward C. Johnson 3rd, FMR Corp., through its control of Fidelity, and the funds report sole investment power with respect to all shares beneficially owned. Voting power resides with the trustees of the funds. Fidelity carries out the voting under written guidelines from such trustees. Through their ownership of approximately 49% of the voting power of FMR Corp.
        and the execution of a shareholders' voting agreement, members of the Johnson family, including Edward C.
        Johnson 3rd and Abigail P. Johnson, may be deemed to control FMR Corp.

(3)     Based on Amendment 1 to Schedule 13G, dated as of February 9, 2001, made by Neuberger Berman, Inc. and its wholly-owned subsidiary, Neuberger Berman, LLC. Neuberger Berman, LLC reported that it has sole voting power with respect to 361,632 shares of Common Stock, which are owned by its clients, and shares voting power
        (along with Neuberger Berman Management Inc., another wholly-owned subsidiary of Neuberger Berman, Inc.) with respect to 612,120 shares of Common Stock owned by Neuberger Berman's various mutual funds, for which
        Neuberger Berman, LLC and Neuberger Berman Management Inc. serve as sub-adviser and investment manager, respectively. Neuberger Berman, LLC reported that it shares investment power as to all shares beneficially owned. Neuberger Berman, LLC disclaims beneficial

                                 8



        ownership of 35,400 shares of Common Stock owned by its employees and employees of Neuberger Berman
        Management Inc. in their personal accounts.

(4)     Based on a Schedule 13G filing, dated as of February 12, 2001, made by AXA Financial, Inc. ("AXA Financial")
        and certain affiliates, including AXA Conseil Vie Assurance Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA
        Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, and AXA (collectively "AXA"). AXA reported that it has sole voting power with respect to 845,800 shares of Common Stock, shared voting power with respect to
        13,050 shares of Common Stock, and sole investment power as to all shares beneficially owned. Alliance
        Capital Management L.P., a subsidiary of AXA Financial, is the beneficial owner of all such shares, which were acquired for investment purposes on behalf of discretionary investment advisory accounts.

(5)     Based on a Schedule 13G filing, dated as of February 6, 2001, made by David L. Babson & Company Inc.
        ("Babson"). Babson reported that it had sole voting and investment power with respect to all shares of Common
        Stock, which are owned by investment advisory client(s).

(6)     Based on written confirmation received February 28, 2001 from Mr. Ira Sochet. Mr. Sochet previously filed
        Amendment 2 to Schedule 13D, dated as of May 12, 2000, reporting that he has sole voting and investment powers with respect to all shares of Common Stock beneficially owned at that time. Mr. Sochet acknowledged in his written confirmation that he continues to have sole voting and investment powers with respect to all shares beneficially owned.

                 EXECUTIVE MANAGEMENT COMPENSATION

    The following tables present compensation earned by the Chief
Executive Officer and the next four most highly compensated executive officers of the Company for the years indicated and information regarding stock option transactions by each officer in 2000.

                                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                                                 ------------
                                                      ANNUAL COMPENSATION         SECURITIES        ALL OTHER
                                                    -----------------------       UNDERLYING       COMPENSATION
      NAME AND PRINCIPAL POSITION         YEAR      SALARY($)      BONUS($)       OPTIONS(#)          ($)(1)
      ---------------------------         ----      ---------      --------       ----------       ------------
Ross J. Centanni........................  2000      $493,333       $245,000         70,000           $30,075
     Chairman, President & CEO            1999       453,333        175,000         70,000            44,295
                                          1998       405,833        531,000         50,000            37,199

Philip R. Roth..........................  2000       215,000         65,000         17,000            11,925
     Vice President, Finance & CFO        1999       205,000         50,000         17,000            17,505
                                          1998       195,000        184,000         15,000            15,525

J. Dennis Shull.........................  2000       208,750         60,000         17,000            11,644
     Vice President & General Manager,    1999       191,667         50,000         17,000            15,375
       Compressor & Pump Division         1998       171,667        150,000         15,000            14,061

David Brown.............................  2000       203,333         60,000         17,000            11,400
     Vice President & General Manager,    1999       193,333         50,000         17,000            13,875
       Blower Division                    1998       184,167        115,000          8,000            13,913

Steven M. Krivacek......................  2000       148,500         40,000         12,000             8,257
     Vice President, Human Resources      1999       136,000         35,000         12,000            10,890
                                          1998       123,750        106,000         10,500             9,430

------
(1)     Amounts under "All Other Compensation" reflect the Company's matching contributions on behalf of each of the named executive officers to the Savings Plans and the related Excess Defined Contribution Plan, broken down as follows: Mr. Centanni ($4,725--Savings Plans and $25,350--Excess Plan); Mr. Roth ($7,650--Savings Plans
        and $4,275--Excess Plan); Mr. Shull ($5,906--Savings Plans and $5,737--Excess

                                 9


        Plan); Mr. Brown ($7,650--Savings Plans and $3,750--Excess Plan); and Mr. Krivacek ($2,953--Savings Plans and
        $5,304--Excess Plan).

                                                   OPTION GRANTS IN 2000

                                                              INDIVIDUAL GRANTS
                                         ------------------------------------------------------------
                                           NUMBER OF        % OF TOTAL
                                          SECURITIES         OPTIONS
                                          UNDERLYING        GRANTED TO      EXERCISE
                                            OPTIONS         EMPLOYEES         PRICE        EXPIRATION         GRANT DATE
      NAME                               GRANTED(#)(1)       IN 2000        ($/SH)(1)       DATE(2)        PRESENT VALUE(3)
      ----                               -------------      ----------      ---------      ----------      ----------------
Ross J. Centanni...................         70,000              25%          $17.625        03/06/10           $489,181
Philip R. Roth.....................         17,000               6            17.625        03/06/10            118,801
David Brown........................         17,000               6            17.625        03/06/10            118,801
J. Dennis Shull....................         17,000               6            17.625        03/06/10            118,801
Steven M. Krivacek.................         12,000               4            17.625        03/06/10             83,860

------
(1)     The exercise price is equal to the average of the high and low sales price of the Company's Common Stock on the date of grant and shall be payable in cash, shares of Common Stock, or stock appreciation rights or by a combination of the foregoing.

(2)     These options have a ten-year term from the date of grant and are exercisable in increments of one-third each on the first, second and third annual anniversary dates following the date of grant. In the event of a change in control, holders may receive a cash payment equal to the fair value, as determined in accordance with the
        Plan, of that portion of any option that is not fully exercisable. See Proposal II beginning on page 16 below for a description of additional material terms.

(3)     The Black-Scholes option pricing model was used assuming a dividend yield of 0%, a risk-free interest rate of
        6.63%, an expected stock price volatility based on historical experience of 38.31% and an expected option life based on historical experience of 4.09 years. While the assumptions are believed to be reasonable, the reader is cautioned not to infer a forecast of value either from the model's use or from the values adopted for the model's assumptions. Any future values realized will ultimately depend upon the excess of the stock price on the date the option is exercised over the exercise price.

                                          AGGREGATED OPTION EXERCISES IN 2000
                                          AND DECEMBER 31, 2000 OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                    OPTIONS AT                 IN-THE-MONEY OPTIONS
                                                               DECEMBER 31, 2000(#)         AT DECEMBER 31, 2000($)(2)
                             SHARES                           ----------------------        ---------------------------
                           ACQUIRED ON       VALUE
          NAME             EXERCISE(#)   RECEIVED($)(1)      EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
          ----             -----------   --------------      -------------------------      ---------------------------
Ross J. Centanni.........       -0-              -0-         191,669           133,332      $1,438,144         $621,244

Philip R. Roth...........       -0-              -0-          43,237            33,333         256,614          150,872

David Brown..............       -0-              -0-          33,502            30,999          47,178          150,872

J. Dennis Shull..........    45,000          655,785          44,918            33,333         314,313          150,872

Steven M. Krivacek.......    45,000          562,973          36,501            23,500         284,842          106,500

------
(1)     The value received for shares acquired on exercise in 2000 is calculated using the difference between the fair market value of the Company's Common Stock, as indicated by the average high and low sales price of the
        Common Stock on the exercise date, and the option exercise price.

(2)     The value of the unexercised in-the-money options at December 31, 2000 is calculated using the difference between the fair market value of the Company's Common Stock, as indicated by the average high and low sales price of the Common Stock on December 29, 2000 ($20.95), and the option exercise prices.

                REPORT OF THE MANAGEMENT DEVELOPMENT
        AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The goal of the Management Development and Compensation Committee (the "Committee") is to compensate the executive officers of Gardner Denver based on the scope of their responsibilities, the achievement of specific annual objectives and the Company's annual and longer term performance. Annually, the Committee reviews and establishes the compensation and benefits of the executives, including base salaries, annual bonus opportunities and grants of awards under the Incentive Plan. These elements are blended to provide competitive pay, reward achievement of financial and strategic objectives and align the interests of the Company's executives with those of the Company's stockholders.

    The Company maintains a compensation plan for executives that consists of (i) base salary, (ii) annual incentive compensation through bonus opportunities and (iii) long-term incentives, currently in the form of stock option grants. The Company hired Frederic W. Cook & Co., Inc. ("Cook & Co.") in 2000 to review the Company's existing executive compensation practices and mix of pay (i.e., salary, bonus and long-term incentive), for competitiveness with independent manufacturing companies with annual revenues generally comparable to those of the Company (the "Peer Companies"). Cook & Co. confirmed to the Company that such practices were consistent with the Company's goal of attracting and retaining the best qualified executives.

BASE SALARY

    The Committee establishes a base salary target for each executive officer at approximately the 65th percentile of salary market levels for similar positions in the Peer Companies. The purpose of the increase in base salaries, from market median levels in 1999, was to position the Company for future growth, make the compensation program more competitive and increase the Company's retention power. In 2000, the Committee utilized three national surveys selected by Cook & Co. in determining the market salary level for each executive officer. This data was used in a regression analysis to project the salary, bonus and total annual cash compensation paid to executives of companies with annual revenues of approximately $400 million. Cook & Co. also provided specific comparisons of several of the Peer Companies' compensation practices for each company's CEO and four most highly compensated officers. The comparative data and results of the regression analysis were combined to calculate competitive consensus data, benchmark the compensation practices of the Company and develop compensation recommendations for each of the executives for 2000. The Committee takes into account the individual's responsibilities, experience, actual performance and impact on the business when setting each executive's actual base salary.

ANNUAL INCENTIVE COMPENSATION

    An annual cash bonus opportunity is awarded at the discretion of the Committee. This bonus is designed to relate the executive's annual compensation to overall corporate and individual performance. The bonus award is based on goals established by the Committee that combine personal and corporate performance during the bonus year, and if applicable, division performance. These goals are determined in the first quarter of the bonus year. The calculation of the annual cash bonus utilizes a target bonus concept, tempered by the Committee's judgment. A target bonus, expressed as a percentage of annual base salary, is specified for each executive officer based upon the competitive consensus data for similar positions. A target bonus for each officer was proposed at the median level of the consensus data, with payments up to 200% of the target permitted if certain predetermined individual, division (if applicable) and corporate goals are attained. At its meeting in March 2000, the Committee established the performance goals and maximum bonus opportunities for the named executive officers and other key managers.

    Except for the Division General Managers, the measures of corporate performance were based on a weighted average of earnings per share (weighted at 60%) and the level of cash flow (weighted at 40%) generated by the Company in 2000. Both diluted earnings per share and cash flow were adjusted to exclude extraordinary transactions, such as the financial effect of the acquisitions completed in 2000, which were not known at the time bonus targets were determined. Diluted earnings per share was included in the benchmark to reflect the effect of management's performance on stockholder return. Free cash flow was utilized in the benchmark due to the continued importance of cash flow in providing funds to pursue the Company's growth strategies. Free cash flow was defined as the sum of the Company's net cash provided by operating activities and net cash used for investing activities, excluding any cash related to the acquisitions completed in 2000. Bonus payments increase as performance levels increase. The maximum bonus payment, which is 200% of the median bonus payment for comparable size companies, results in total cash compensation for the executive officers in the 75th percentile or higher of the competitive consensus data.

    Bonus payments for the Division General Managers (including two of the named executive officers) were determined based on a combination of objective criteria at the corporate and divisional level and subjective individual performance. Corporate performance was judged based on diluted earnings per share (weighted at 40%). Division performance for each General Manager was assessed based on the respective division's earnings before interest, taxes, depreciation and amortization (weighted at 60%).

    The Committee has the ability to vary formula outcomes to further reflect the degree of achievement of personal performance goals and overall perceived contributions by each participant. In reviewing individual contributions, the Committee evaluated the performance of each executive on a subjective basis against specific, predetermined goals that had been agreed upon with respect to that executive. This process did not involve the use of specific formulas or the assignment of weights to specific factors. In making its determinations for executives other than Mr. Centanni, the Committee also considered the advice and recommendation of Mr. Centanni.

    If the Company had generated diluted earnings per share of $1.45 and $20.3 million of free cash flow in 2000, the resulting bonus payments for 2000 would have provided market median compensation. In February 2001, the Committee awarded cash bonus payments at approximately 60% of target levels, based on the Company's 2000 earnings per share and cash flow. The actual bonus payments for each of the named executive officers are shown on the Summary Compensation Table.

LONG-TERM INCENTIVES

    Under the Incentive Plan, designated employees are eligible from time to time to receive awards in the form of stock options, stock appreciation rights, restricted stock grants or performance shares, as determined by the Committee. The purpose of these awards is to promote the long-term financial interests of the Company by encouraging employees to acquire an ownership position in the Company and to provide incentives for specific employee performance. In selecting the recipients and size of the awards, the Committee considers each recipient's opportunity for significant contribution to the Company's future growth and profitability, without regard for their existing stock ownership.

    The Committee currently utilizes stock options to provide the named executive officers and other key employees with incentives that are related to the long-term performance of the Company. The specific number of stock options granted to an executive is determined by the Committee, with the advice and counsel of Mr. Centanni and Cook & Co., based upon the individual's level of responsibility and a subjective judgment by the Committee of the executive's contribution to the financial performance of the Company. In 2000, stock options were granted at the maximum of the range of median grants for the competitive consensus data. Options are granted at the average market price for the Common Stock on the date of grant and have value only if the market price of the underlying Common Stock appreciates. In 2000, the Committee granted options with ten-year terms. Furthermore, since options are exercisable in cumulative increments of one-third each year over a three-year period, the Committee believes options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force.

COMPENSATION OF CEO

    Mr. Centanni's base salary in 2000 was determined as described above. His annual bonus opportunity depended upon the corporate and his individual performance. In considering Mr. Centanni's individual performance for purposes of the annual bonus, the Committee considered the degree of achievement of diluted earnings per share and free cash flow goals established by the Committee, as well as individual goals agreed upon between the Committee and Mr. Centanni. Mr. Centanni's individual goals included: continuing growth, revenue implementing long-term cost reduction programs, such as lean manufacturing, and related achievements. The Committee did not assign weights or apply any formula to these factors. In determining the 2000 stock option grant, the Committee considered the range of option grants for CEOs in the competitive consensus data as presented by Cook & Co., and set Mr. Centanni's grant at the maximum of the range of the option grants presented.

OTHER

    Section 162(m) of the Internal Revenue (the "IRS") Code of 1986, as amended (the "Code"), limits the deductibility by public corporations of compensation paid to specified executive officers. The Company endeavors to maximize deductibility of compensation under Section 162(m) to the extent practicable while maintaining competitive compensation. All compensation for 2000 paid to the Company's executive officers, including the compensation element of shares received under the Company's Incentive Plan, qualified for deduction under Section 162(m).

March 23, 2001

Richard L. Thompson, Chairman
Thomas M. McKenna
Diane K. Schumacher

                      STOCK PERFORMANCE GRAPH

    The following table compares the cumulative total stockholder return for the Company's Common Stock on an annual basis through December 29, 2000 to the cumulative total returns for the same periods of the (a) Standard & Poor's 500 Stock Index; (b) Standard and Poor's MidCap Index for Manufacturing (Specialized Industries), a pre-established industry index believed by the Company to have a peer group relationship with the Company; and (c) Standard & Poor's SmallCap 600, an industry index which includes the Company's Common Stock as of August 26, 1998. All information presented assumes the reinvestment of dividends. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of the Common Stock.

                              [GRAPH]

                      -----------------------------------------------------------------
                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
---------------------------------------------------------------------------------------
Gardner Denver           100        180        400        233        264        336
S&P 500                  100        123        164        211        255        232
MidCap Specialized       100        121        152        150        169        189
SmallCap 600             100        127        142        123        137        135
---------------------------------------------------------------------------------------

                EMPLOYEE AND EXECUTIVE BENEFIT PLANS

    In addition to the Incentive Plan, the Savings Plans and group health, hospitalization and life insurance plans generally available to all employees, the Company also provides other benefit plans for employees and executive officers, some of which are described below.

RETIREMENT PLANS

    The Company maintains the Gardner Denver, Inc. Pension Plan (the "Pension Plan"), the Gardner Denver, Inc. Hourly Pension Plan (the "Hourly Pension Plan") and the Gardner Denver, Inc. Supplemental Excess Defined Benefit Plan (the "Excess Defined Benefit Plan") for the benefit of certain salaried employees and certain hourly employees as defined in the Pension Plan and the Hourly Pension Plan.

    Under the Pension Plan, the Company credits 4% of total compensation paid up to the Social Security wage base for the year, plus 8% of total compensation paid in excess of the Social Security wage base, annually to each individual's account. For purposes of the Pension Plan and the Hourly Pension Plan, total compensation is cash remuneration paid during the year by the Company to or for the benefit of a participant, including base salary for the current year and annual cash bonus earned during the prior year but paid in the current year for the executives named in the Summary Compensation Table.

    Benefits at retirement are payable, as the participant elects, in the form of a level annuity with or without survivorship or a lump-sum payment. The Company will maintain the status of the plans as qualified defined benefit plans through sufficient contributions to a trust fund to meet the minimum requirements under the Code.

    The Company also maintains the Excess Defined Benefit Plan. The Excess Defined Benefit Plan is a nonqualified plan providing certain employees, including those named in the Summary Compensation Table, Pension Plan benefits that cannot be paid from a qualified, defined benefit plan due to provisions of the Code. Under the Excess Defined Benefit Plan, the Company credits 12% of annual compensation paid in excess of the IRS annual compensation limit for qualified retirement plans to the individual accounts of the participating employees, including those named in the Summary Compensation Table. The Excess Defined Benefit Plan is funded through contributions by the Company to a Rabbi Trust.

    For each of the individuals shown in the Summary Compensation Table, the following table shows current credited years of service, the year each attains age 65, and the projected annual pension benefit (including amounts payable under the Excess Defined Benefit
Plan) at age 65. The projected annual pension benefit assumes that benefits will be paid on a straight-life annuity basis, compensation for each executive officer continues at December 31, 2000 base salary levels plus an annual cash bonus equal to the average cash bonus received by each officer in 2000 and 1999, and an interest rate of 6%.

                                             YEARS OF
                                             CREDITED           YEAR
                                           SERVICE AS OF     INDIVIDUAL    ESTIMATED ANNUAL
                                           MARCH 9, 2001   REACHES AGE 65  BENEFIT AT AGE 65
                                           -------------   --------------  -----------------
          Ross J. Centanni...............       21              2010           $219,048
          Philip R. Roth.................        4              2016             95,560
          David Brown....................        3              2013             56,876
          J. Dennis Shull................       25              2014             99,145
          Steven M. Krivacek.............       19              2013             55,065

STOCK REPURCHASE PROGRAM FOR EXECUTIVE OFFICERS

    The Company has granted stock options under the Incentive Plan to promote the Company's long-term interests, and executive officers have exercised a portion of such stock options in accordance with the Incentive Plan and applicable stock option agreements. The cumulative increase in the market price of the Company's Common Stock since many of these stock options were granted resulted in the imposition of significant alternative minimum taxes on these employees. Therefore, the Company has established a Stock Repurchase Program for its executive officers, to provide a means for them to sell Gardner Denver Common Stock and obtain sufficient funds to meet alternative minimum tax obligations which arise from the exercise of incentive stock options. The program is intended to mitigate any potential disruption to an orderly trading market in the Company's Common Stock, which could result if the executives' trades were effected through securities brokers, in the context of the Company's relatively small average trading volume. The sales price under this program is the average of the high and low sales prices of the Company's Common Stock on the composite tape of the New York Stock Exchange on the date of the repurchase. The determination to sell shares under this program is final and must be submitted either on the day of the sale or no later than prior to the initiation of trading the following day. The following chart provides a description of the number of share repurchases under the Plan since January 1, 2000 involving executive officers of the Company.

                     REPURCHASES UNDER STOCK REPURCHASE PLAN SINCE JANUARY 1, 2000
                     -------------------------------------------------------------

                                                                  NUMBER OF SHARES     VALUE REALIZED BY
            EXECUTIVE OFFICER                     DATE         REPURCHASED UNDER PLAN  EXECUTIVE OFFICER
            -----------------                     ----         ----------------------  -----------------
J. Dennis Shull...........................  June 14, 2000              9,000               $162,000
Steven M. Krivacek........................  December 20, 2000          9,000               $168,300

MANAGEMENT CONTINUITY AGREEMENTS

    The Company has a Management Continuity Agreement (the
"Agreement") with each of the individuals named in the Summary
Compensation Table. The purpose of the Agreement is to encourage each of the executive officers to continue to carry out the officer's duties in the event of a possible change in control of the Company.

    Benefits are payable under the Agreement only if a "Change of Control" has occurred and within two years the officer's employment is terminated (a) by the Company or its successor for reasons other than "cause," or (b) voluntarily by the officer for "good reason," in each case as defined in the Agreement. A "Change of Control" will be deemed to have occurred if either (i) any person or group acquires beneficial ownership of 20% of the voting securities of the Company, (ii) there is a change in the composition of a majority of the Board of Directors within any two-year period which change is not approved by certain of the directors who were directors at the beginning of such two-year period, or (iii) a change in control (as such term is used in Schedule 14A promulgated under the Securities Exchange Act of 1934) otherwise occurs. The principal benefits to be provided to the officers under the Agreements are (i) a lump sum payment equal to a year's compensation (base salary and incentive compensation) multiplied by a factor of two, and (ii) continued participation in the Company's other employee benefit programs for two years following termination, but not beyond age 65.

       PROPOSAL II--AMENDMENT TO THE LONG-TERM INCENTIVE PLAN

    The Incentive Plan (a copy of which, as proposed to be amended, is included in this proxy statement as Appendix B) was adopted by the Board of Directors and sole stockholder of the Company in December 1993. The Incentive Plan was amended by the stockholders of the Company in May 1996 and May 1999 and by the Management Development and Compensation Committee (the "Committee") in May 1998, November 1998 and March 2000. In late 2000, the Company engaged Towers Perrin, a compensation consultant, to evaluate the Incentive Plan and advise the Committee on alternative methods of providing long term incentives. Subject to the approval of the stockholders, the Board has adopted the amendments to the Incentive Plan described below, effective January 1, 2001, and authorized their submission as this Proposal II. Shareholder approval of the Incentive Plan, including any amendments to the Incentive Plan, is necessary in certain respects to ensure that all performance-based awards under the Plan constitute "qualified performance-based compensation" under Section 162(m) of the Code. This qualification will allow amounts awarded under the Incentive Plan to be deductible by the Company for federal income tax purposes, even if, when combined with other compensation, the award causes the compensation of any of the Company's chief executive officer or other four most highly compensated officers to exceed $1 million.

DESCRIPTION OF THE AMENDMENTS

    It is proposed that the Incentive Plan be amended:

    * To increase the number of shares of Common Stock as to which awards may be granted;

    * To prohibit the repricing of stock options;

    * To limit issuances of restricted stock to 50% of the total shares available for issuance under the Incentive Plan;

    * To include a long-term cash incentive as a form of award permissible under the Incentive Plan; and

    * To extend the termination date of the Incentive Plan from December 22, 2003 to December 31, 2005.

    The Incentive Plan currently provides for the issuance of 2,750,000 shares. As of March 9, 2001, 1,343,844 shares had been issued upon the exercise of options granted under the Incentive Plan, there were outstanding options to purchase 1,226,091 shares of Common Stock and only 180,065 shares remained available for grants. The proposed amendments would increase the number of shares available for grant by 750,000, which number would be added to the number of shares remaining available for grant on the date immediately prior to the 2001 Annual Meeting of Stockholders. The closing price of the Company's Common Stock as quoted on the New York Stock Exchange on March 9, 2001 was $18.95.

    The Board believes stock awards and cash bonuses are a useful form of incentive compensation and increasing the number of shares issuable under the Incentive Plan would permit the Company to continue to provide such incentives in the future.

MATERIAL TERMS OF THE INCENTIVE PLAN

  Purpose and Administration

    The Incentive Plan was established to promote the long-term financial interests of the Company, including its growth and performance, by encouraging its employees to acquire an ownership interest in the Company, enhancing the Company's ability to attract and retain employees of outstanding ability and aligning employees' interests with those of the Company's stockholders.

    The Incentive Plan is administered by the Committee. Except with respect to nonemployee director stock options, and subject to limitations concerning the number of restricted stock awards which may be granted, the Committee is authorized to determine who may participate in the Incentive Plan, the number and types of awards to be made to each participant and the terms, conditions and limitations applicable to each award, as set forth in an award agreement. The Committee designates participants from those employees who have demonstrated significant management potential or who have the capacity for a substantial contribution to the successful performance of the Company. The Company is unable to determine the number of individuals who are likely to participate in the Incentive Plan. As of March 9, 2001, a total of 402 stock option awards had been granted under the Incentive Plan.

  Employee Awards

    Awards granted to employees under the Incentive Plan may consist of stock options, stock appreciation rights, restricted stock grants, performance shares, and long-term cash bonuses. No participant may be granted awards during any calendar year with respect thereto in excess of 180,000 shares of Common Stock, subject to adjustment for changes in capitalization. Additionally, the maximum aggregate number of shares of Common Stock that may be granted under the Plan in the form of restricted stock grants may not exceed 50% of the aggregate shares of Common Stock available under the Plan, subject to adjustments for capitalization.

    Stock options may be in the form of incentive stock options or nonstatutory stock options. Awards of stock options made to participants subject to Section 162(m) of the Code are intended to qualify as "qualified performance-based compensation" under Section 162(m). Options are exercisable at such times, whether during or following termination of service, and in such installments as are determined by the Committee, provided that no stock option is exercisable more than ten years after the date of grant. The option exercise price is established by the Committee, but it cannot be less than the fair market value on the date of grant, which, as defined, generally means the average of the high and low prices of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange for the applicable date. Payment of the option exercise price is made at the time of exercise and may be in cash, shares of Common Stock, stock appreciation rights, or a combination thereof, or such other consideration as the Committee deems appropriate. The Committee may condition the vesting of stock options on the achievement of financial performance criteria established by the Committee at the time of grant.

    Stock options issued in the form of incentive stock options are required to comply with Section 422 of the Code. Incentive stock options may be granted only to full time employees of the Company and its subsidiaries within the meaning of Section 424 of the Code. The aggregate fair market value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under any plan of the Company which provides for the granting of incentive stock options) may not exceed $100,000 or any other number applicable under the Code from time to time.

    Stock appreciation rights granted under the Incentive Plan entitle the participant to receive a payment equal to the increase, as of the date of exercise or surrender, in the fair market value of a stated number of shares of Common Stock over the option or base price stated in an award agreement. Awards of stock options made to participants subject to Section 162(m) of the Code are intended to qualify as "qualified performance-based compensation" under Section 162(m). Stock appreciation rights may be granted in tandem with stock options or alone. A tandem stock appreciation right is exercisable only to the extent that the related stock option is exercisable. Upon the exercise of a tandem stock appreciation right, the related stock option is automatically canceled to the extent of the number of stock appreciation rights exercised. The base price of a freestanding SAR will be determined by the Committee, provided, however, that such price may not be less than the fair market value on the date of the award of the freestanding SAR. The Committee may establish such other terms, conditions or restrictions, if any, on any stock option award or SAR award, provided they are consistent with the Incentive Plan.

    Restricted stock awards granted under the Incentive Plan are subject to forfeiture under such conditions and for such period of time as the Committee may establish at the time of grant. Such conditions may include restrictions on transferability, requirements of continued employment and the individual or Company performance. To the extent restricted stock awards are subject to Company performance criteria, it is intended that all such restricted stock awards granted to participants subject to Section 162(m) of the Code will qualify as "qualified performance-based compensation" under
Section 162(m) of the Code. During the period in which any shares of Common Stock are subject to forfeiture restrictions, the Committee may grant to the participant all or any of the rights of a stockholder with respect to such shares. The number of shares of restricted stock awarded and/or issued under the Incentive Plan, as amended, must not exceed 50% of the total number of shares available for issuance under the Incentive Plan.

    Performance share awards may be granted in the form of shares of Common Stock that are earned only after the attainment of predetermined performance targets during a performance period established by the Committee. At the end of the performance period, any performance shares earned are converted into Common Stock, cash or a combination of both. A performance target shall be established by the Committee at the beginning of each performance period and based upon one or any combination of the following goals or business criteria: (i) revenues of the Company; (ii) operating income of the Company; (iii) net income of the Company; (iv) earnings per share of the Company's Common Stock; (v) the Company's return on equity; (vi) cash flow of the Company; (vii) Company stockholder total return; or
(viii) earnings before taxes of the Company. Awards of performance shares (and restricted stock awards based on performance) made to participants subject to Section 162(m) of the Code are intended to qualify under Section 162(m) and provisions of such awards shall be interpreted in a manner consistent with that intent to the extent appropriate. The foregoing provisions and goals or business criteria shall also be applicable to grants of restricted stock awards to the extent such restricted stock awards are subject to the financial performance of the Company.

    If an award is granted in the form of restricted stock or performance shares, the Committee may choose, at the time of the grant, to include an entitlement to receive dividends or dividend equivalents, payable as

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

determined by the Committee. The Committee may permit participants to elect to defer the issuance of shares or the settlement of awards in cash under administrative policies established by the Committee. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in shares. The Committee may also determine the manner of payment of awards of performance shares and other terms, conditions or restrictions, if any, on any award of performance shares, provided they are consistent with the Incentive Plan.

    Shares of Common Stock subject to an award that expires unexercised or that is forfeited, terminated or canceled, in whole or in part, or is paid in cash in lieu of Common Stock, will thereafter again be available for grant under the Incentive Plan.

  Long-Term Cash Bonus

    Under the Incentive Plan, as amended, the Committee may also grant long-term cash bonus awards to the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer. Long-term cash bonus awards paid to the Company's executive officers are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

    Under the Plan, executive officers are eligible to receive a long-term cash bonus based on the achievement of certain Company performance targets over a pre-determined performance period. The Committee is responsible for (i) determining the duration of each performance period, (ii) selecting which executive officers of the Company will be eligible to receive a long-term cash bonus for the performance period, (iii) selecting the business criteria to be applicable to the performance period from among those authorized,
(iv) establishing Company performance targets relative to the business criteria selected, (v) setting a base salary factor for each executive officer eligible to receive a long-term cash bonus for the performance period, and (vi) at the end of the performance period, determining the extent to which the performance targets have been achieved and the long-term cash bonuses payable to each eligible executive officer.

    The Company performance targets may be based on any one, or a combination, of the business criteria available for performance share awards, as described above. The Committee must establish the performance targets with respect to the business criteria selected for a given performance period while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Code.

    Concurrently with the selection of performance targets, the Committee must establish an objective formula or standard for calculating the maximum long-term cash bonus payable to each participating executive officer. The maximum payment opportunity for any performance period may not exceed $3,000,000 or, if less, three times the executive officer's base salary as of the last day of the applicable performance period. All long-term cash bonuses are to be denominated in cash or restricted stock awards, as determined by the Committee and subject to the remaining provisions of the Plan.

    Notwithstanding the attainment of the performance targets, long-term cash bonuses for participating executive officers may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the executive officer's performance. However, no upward adjustment may be made to a long-term cash bonus for an executive officer if Section 162(m) of the Code would limit the deduction the Company may claim for that executive officer's compensation. Except as otherwise determined by the Committee, in its discretion, each executive officer selected by the Committee as eligible to receive a long-term cash bonus with respect to a particular performance period must continue to be employed by the Company on the last day of such performance period to continue to be eligible to receive the long-term cash bonus.

  Nonemployee Director Stock Options

    Under the Incentive Plan each nonemployee director automatically receives a grant of stock options to purchase 3,000 shares of Common Stock on the date following each Annual Meeting of Stockholders. Nonemployee director stock options become exercisable on the first anniversary of the date of grant and terminate upon the expiration of five years from such date. If a person ceases to be a nonemployee director by virtue of disability or retirement, outstanding options generally remain exercisable for a period of five years (but not later than the expiration date of the options). If a person ceases to be a nonemployee director by virtue of death (or dies during the five-year exercise period after disability or retirement described above), outstanding options generally remain exercisable for a period of one year (but not later than the expiration date of the options). If a nonemployee director's service terminates for any other reason, options not then exercisable are canceled, and options that are exercisable may be exercised at any time within ninety days after such termination (but not later than the expiration date of the options). The option exercise price of a nonemployee director stock option is the fair market value on the date of grant, which generally means the average of the high and low sales prices of the Company's Common Stock on the composite tape of the New York Stock Exchange on such date. Options granted to nonemployee directors are not transferable by the director except by will or the laws of descent and distribution.

  Effect of Change of Control

    The Incentive Plan provides for the acceleration of certain benefits in the event of a "Change of Control" (as defined in Section 2.5 of the Incentive Plan) of the Company. Upon the occurrence of a Change of Control, options not otherwise exercisable at the time of a Change of Control will become fully exercisable upon such Change of Control. In the case of a Change of Control:

        (i) The Company will make payment to directors with respect to director stock options in cash, immediately upon the occurrence of such Change of Control, in an amount equal to the appreciation in the value of the director stock option from the option exercise price specified in the award agreement to the price payable upon a Change of Control;

        (ii) all SARs which have not been granted in tandem with stock options will become exercisable in full;

        (iii) the restrictions applicable to all shares of restricted stock shall lapse and such shares will be deemed fully vested and all restricted stock granted in the form of share units will be paid in cash;

        (iv) all performance shares and long-term cash bonuses will be deemed to be earned in full and all performance shares granted in the form of share units shall be paid in cash; and

        (v) any participant who has been granted a stock option which is not exercisable in full will be entitled, in lieu of the exercise of the portion of the stock option which is not exercisable, to obtain a cash payment in an amount equal to the difference between the option price of such stock option and (A) in the event the Change of Control is the result of a tender offer or exchange offer for the Common Stock, the final offer price per share paid for the Common Stock, or such lower price as the Committee may determine with respect to any incentive stock option to preserve its incentive stock option status, multiplied by the number of shares of Common Stock covered by such portion of the stock option, or (B) in the event the Change of Control is the result of any other occurrence, the aggregate value of the Common Stock covered by such portion of the stock option, as determined by the Committee at such time.

    The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such awards as it may deem equitable and in the best interests of the Company.

  Federal Income Tax Consequences

    Stock Options. In general, the grant of a stock option will not be a taxable event to a recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of a stock option, and the subsequent disposition of Common Stock acquired on exercise of such an option, depend in part on whether the option is an incentive stock option or a nonstatutory stock option.

    Upon the exercise of a nonstatutory stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the Common Stock received upon exercise over the exercise price. The Company will be able to claim a deduction in an equivalent amount, provided it satisfies federal income tax withholding requirements and is not otherwise precluded from taking a deduction because of the Section 162(m) deduction limitations described below. Any gain or loss upon a subsequent sale or exchange of the Common Stock will be capital gain or loss, long-term or short-term, depending on the holding period for the Common Stock.

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

    Generally, a participant will not recognize ordinary income at the time of exercise of an incentive stock option and no deduction will be available to the Company, provided the option is exercised while the participant is an employee or, in certain circumstances, for a limited period of time thereafter. However, the difference between the option price and the fair market value of the stock on the date of exercise is treated as an item of adjustment for purposes of the alternative minimum tax. If the sale of shares acquired under an incentive stock option does not occur within two years after the date of grant and within one year after the date of exercise, any gain or loss realized will be treated as a long-term capital gain or loss. If a disposition occurs prior to the expiration of these one-year or two-year holding periods, the participant recognizes ordinary income at the time of disposition, and the Company is entitled to a deduction in an amount equal to the excess of the fair market value of the Common stock at the date of exercise (or the fair market value of the Common Stock on the disposition date, if lower) over the exercise price.

    Stock Appreciation Rights. Generally, when a participant receives payment with respect to a stock appreciation right granted to him under the Incentive Plan, the amount of cash and the fair market value of the Common Stock received will be ordinary compensation income to such participant and the Company will be entitled to a corresponding deduction, subject to the Section 162(m) deduction limitations described below.

    Restricted Stock. A participant who receives shares of restricted stock generally will recognize ordinary compensation income at the time the forfeiture or transferability restrictions lapse, based on the fair market value of the Common Stock at that time. Subject to the Section 162(m) deduction limitations described below, this amount is deductible for federal income tax purposes by the Company. Dividends paid with respect to Common Stock that is subject to forfeiture and nontransferable will be ordinary compensation income to the participant and generally deductible by the Company. Alternatively, a participant may elect immediate recognition of income at the time of receipt of restricted stock. In such event, the participant will recognize the fair market value of the restricted stock at the time of grant as income, and the Company will be entitled to a corresponding deduction. Dividends paid with respect to these shares will not be deductible by the Company. If this tax treatment is elected, and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

    Performance Shares. When performance shares are earned and stock is issued, a participant will realize ordinary income equal to the fair market value of the performance shares. If a participant is subject to the provisions of Section 16(b) of the Exchange Act regarding short-swing purchases and sales, the participant may not be required to recognize income upon receipt of performance shares, but generally may recognize ordinary income six months thereafter in an amount equal to the fair market value of the performance shares at that time. Subject to the Section 162(m) deduction limitations described below, the Company generally will be entitled to a deduction equal to the ordinary income recognized by the participant in the same taxable year in which the participant recognizes ordinary income with respect to the performance shares.

    Long-Term Cash Bonuses. Generally, a participant will recognize ordinary income upon the receipt of a long-term cash bonus equal to the aggregate amount of cash received. Subject to the Section 162(m) deduction limitations described below, the Company generally will be entitled to a corresponding tax deduction equal to the amount of cash bonus includible in the participant's income.

    Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a "covered employee" from the Company, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including "qualified performance-based compensation," are disregarded for purposes of the Code Section 162(m) deduction limitation. The Plan is structured so that awards (e.g., stock options, performance-based restricted stock, stock appreciation rights, performance shares and long-term incentive bonuses) granted to covered employees under the Plan should qualify as "qualified performance-based compensation" under Section 162(m). Stockholder approval of the material terms of the performance goals with respect to such awards is required, however, in order for the awards to constitute "qualified performance-based compensation." The material terms include (i) the class of employees eligible for such award,
(ii) the business criteria on which the performance goal is based, and (iii) the maximum amount, or the formula used to calculate the

                                 21

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

amount payable, upon attainment of the performance goal. Such terms are disclosed above in the section entitled "Material Terms of the Incentive Plan."

  Other Provisions

    The rights and interests of a participant under the Incentive Plan may not be assigned, encumbered or transferred except, in the event of the death of a participant, by will or the laws of descent and distribution. However, the Committee may, in its discretion, grant stock options to one or more executive officers of the Company on terms that permit the stock options to be transferred by any such executive officer, for estate planning purposes, to (a) the executive officer's spouse, children, grandchildren, parents, siblings, stepchildren, stepgrandchildren or in-laws ("Family Members"), (b) entities that are exclusively family-related, including trusts for the exclusive benefit of Family Members and limited partnerships or limited liability companies in which Family Members are the only partners or members, or (c) such other persons or entities specifically approved by the Committee.

    In the event of any change in the outstanding shares of Common Stock by reason of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company, the maximum aggregate number and class of shares as to which awards may be granted under the Incentive Plan, including any limitations upon individual participants or regarding director stock options, as well as the number and class of shares issuable, pursuant to then outstanding awards, shall be appropriately adjusted by the Committee, whose determination shall be final. Notwithstanding the foregoing, the Committee shall not permit the repricing of stock options by any method, including by cancellation and reissuance.

    The Company may withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the Incentive Plan. The Committee may permit a participant to elect to satisfy such withholding obligation by having the Company retain the number of shares of Common Stock whose fair market value equals the amount required to be withheld.

    The Committee may permit participants to elect to defer the issuance of shares or the settlement of awards in cash in accordance with its policies. It may also provide that deferred settlements include interest on the deferral amounts or dividend equivalents on deferred settlements denominated in shares. Notwithstanding the foregoing, if a participant subject to Section 162(m) of the Code elects to defer an award, the Committee will ensure that any increase in the award is based on actual returns, including any decrease or increase in the value of the investment(s).

    The Board may amend, suspend or terminate the Incentive Plan or any portion thereof at any time, provided that no amendment may be made that would impair the rights of a participant under an outstanding award without the participant's consent, and no amendment may be made without stockholder approval if such approval is necessary in order to preserve the applicability of any exemption under Rule 16b-3 under the Exchange Act or the qualification of any awards as "performance-based compensation" under Section 162(m) of the Code. If not terminated earlier by the Company, the Incentive Plan, as amended, will expire on December 31, 2005.

    In order to enable participants who are foreign nationals or employed outside the United States, or both, to receive awards under the Incentive Plan, the Committee may adopt such amendments, administrative policies, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Incentive Plan.

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
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STOCK OPTION AWARDS

    The following table shows options that were granted under the Incentive Plan for 2000 and 2001 (as of March 9, 2001) to each of the named executive officers and certain specified groups. These awards are not conditioned upon stockholder approval of the proposed amendments to the Incentive Plan described above.

                                                   2000               2000              2001               2001
                                                 NUMBER OF       EXERCISE PRICE       NUMBER OF       EXERCISE PRICE
             NAME AND POSITION                    SHARES          PER SHARE(1)         SHARES          PER SHARE(1)
             -----------------                   ---------       --------------       ---------       --------------
Ross J. Centanni...........................        70,000           $17.625            35,000            $19.695
     Chairman, President & CEO

Philip R. Roth.............................        17,000           $17.625             9,000            $19.695
     Vice President, Finance & CFO

J. Dennis Shull............................        17,000           $17.625             9,000            $19.695
     Vice President & General Manager,
       Compressor & Pump Division

David Brown................................        17,000           $17.625             9,000            $19.695
     Vice President & General Manager,
       Blower Division

Steven M. Krivacek.........................        12,000           $17.625             6,500            $19.695
     Vice President, Human Resources

Executive Group(2).........................       148,000           $17.356(3)         75,000            $19.695

Non-Executive Director Group(4)............        15,000           $17.094                 0(6)             N/A

Non-Executive Officer Employee Group(5)....        90,250           $17.579(3)         91,200            $19.695

------
(1)     The closing price of the Company's Common Stock as reported on the composite tape of the New York Stock
        Exchange on March 9, 2001 was $18.95.

(2)     Consists of 6 persons.

(3)     Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to members of the group.

(4)     Consists of 6 persons.

(5)     Consists of 55 persons for 2000 and 68 persons for 2001.

(6)     Non-Executive Director option awards for 2001 will not be granted until May 2001.

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
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LONG-TERM CASH BONUS AWARDS

    The following table shows the long-term cash bonus awards that were granted under the Incentive Plan for 2001 to each of the named executive officers and certain specified groups, subject to stockholder approval of the proposed amendments to the Incentive
Plan described above.

                                                                                   ESTIMATED FUTURE PAYOUTS UNDER
                                           NUMBER OF           PERFORMANCE OR        NON-STOCK PRICE-BASED PLANS
                                        SHARES, UNITS OR        OTHER PERIOD    -------------------------------------
                                          OTHER RIGHTS        UNTIL MATURATION   THRESHOLD     TARGET       MAXIMUM
           NAME & TITLE                      (#)(1)             OR PAYOUT(2)    ($ OR #)(2)  ($ OR #)(2)  ($ OR #)(2)
           ------------                 ----------------      ----------------  -----------  -----------  -----------
Ross J. Centanni..................            85%                2001-2003          50%         100%         150%
    Chairman, President & CEO

Philip R. Roth....................            50%                2001-2003          50%         100%         150%
    Vice President, Finance & CFO

J. Dennis Shull...................            50%                2001-2003          50%         100%         150%
    Vice President & General
      Manager, Compressor & Pump
      Division

David Brown.......................            50%                2001-2003          50%         100%         150%
    Vice President & General
      Manager, Blower Division

Steven M. Krivacek................            50%                2001-2003          50%         100%         150%
    Vice President, Human
      Resources

Executive Group(3)................   50% for all executives      2001-2003          50%         100%         150%
                                    other than Mr. Centanni
                                      (as described above)

Non-Executive Director Group......            N/A                   N/A             N/A          N/A          N/A

Non-Executive Officer Employee
  Group(4)........................            50%                2001-2003          50%         100%         150%

------
(1)     Represents the percentage of the participants' base salary at the end of 2003 that shall be eligible for calculation of the long-term cash bonus (the "Bonus Eligible Salary").

(2)     The long-term cash bonus percentage will be tied to the compound growth rate of earnings before taxes for the
        Company's Compressed Air Products Segment ("EBT") during the period January 1, 2001 through December 31,
        2003. The utilization of the threshold, target or maximum percentages will depend upon the achievement of certain levels of compound growth rate of EBT during this period, subject to adjustment as provided under the
        Plan. These percentages will be applied to the Bonus Eligible Salary to determine the long-term cash bonus for the period.

(3)     Consists of 6 persons.

(4)     Consists of 1 person.

APPROVAL OF AMENDMENT

    Approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock having voting power present at the meeting, in person or by proxy.

    The Board of Directors believes that the adoption of the Amendment will be in the best interests of the stockholders and, accordingly, recommends a vote FOR this proposal, which is Item 2 on the proxy card. Proxies received in response to the Board's solicitation will be voted FOR approval of the Amendment if no specific instructions are included for Item 2.

    PROPOSAL III--AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

    The ESP Plan (a copy of which, as proposed to be amended, is included in this proxy statement as Appendix C) was adopted by the Company's Board and approved by Cooper, the Company's sole stockholder, on February 17, 1994. On August 5, 1995, November 1, 1999 and November 1, 2000, the Company's Board amended the ESP Plan. Subject to the approval of the stockholders, the Board has adopted the amendments to the ESP Plan described below and authorized their submission as this Proposal III.

DESCRIPTION OF AMENDMENT

    It is proposed that the ESP Plan be amended: (a) to extend the termination date of the ESP Plan from February 17, 2004 to December 31, 2005; and (b) to increase the number of shares of Common Stock as to which options may be granted. The ESP Plan currently provides for the issuance of 675,000 shares. As of March 9, 2001, 420,906 shares had been issued upon the exercise of options granted under the ESP Plan; there were outstanding options to purchase 85,577 shares of Common Stock and only 168,517 shares remained available for grants. The proposed amendment would increase the number of shares available for issuance by 225,000, for a total of 900,000. The closing price of the Company's Common Stock as quoted on the New York Stock Exchange on March 9, 2001 was $18.95.

    The Board believes stock options are a useful form of incentive compensation and increasing the number of shares issuable under the ESP Plan would permit the Company to continue to provide such incentives in the future.

MATERIAL TERMS OF ESP PLAN

  Purpose

    The purpose of the ESP Plan is to provide eligible employees a means of purchasing shares of Company Common Stock through regular payroll deductions at a price fixed pursuant to a formula described below. The Company's management has considered it to be in the best interest of its employees and the employees of its designated subsidiaries to offer such employees participation in the ESP Plan. Participation is entirely voluntary, and the Company has made no recommendations to the employees as to whether or not they should participate or purchase shares.

  Participants

    The Company is unable to determine the number of individuals who are likely to participate in the ESP Plan. As of March 9, 2001, a total of 1,384 awards had been granted under the ESP Plan. Under the ESP Plan, all persons, who on the dates on which the Board grants options (each, an "Offering Date") are employees of the Company or its designated subsidiaries, are eligible to participate, except:
(i) employees whose customary employment was less than 20 hours per week or not more than five months in any calendar year; (ii) any employee who, if granted an option under the ESP Plan, would immediately, after the option is granted, own five percent or more of the total combined voting power or value of all classes of stock of the Company (within the meanings of Sections 423(b)(3) and 424(d) of the Code); (iii) employees that have been continuously employed by the Company, its participating subsidiaries or predecessors of such subsidiaries for less than two months prior to the Offering Date; and (iv) directors of the Company who are not employees.

  Number of Shares and Purchase Price

    The number of shares an employee may purchase pursuant to any option granted under the ESP Plan is based on the employee's base compensation in effect on October 31 of the year in which an offering is made. The maximum number of shares an employee may purchase is an amount (increased by any fractional share amount required to make a whole share) that, at the option price of a share of Company Common Stock on the Offering Date, would approximately equal the percentage of annual compensation (in effect as of October 31 of the calendar year in which the Offering Date occurs) as is fixed by the Board, up to a maximum of 5%. An employee may elect to purchase a lesser number of shares.

    The purchase price for shares covered by options granted under the ESP Plan is the lesser of: (i) 85% of the mean of the high and low quoted selling prices of the Company's Common Stock on the composite tape of the New York Stock Exchange on the applicable Offering Date; or (ii) 85% of such mean on the applicable date of exercise established in accordance with the ESP Plan (each, an "Exercise Date").

  Elections to Purchase and Payroll Deductions

    Under the ESP Plan, each participant may elect to purchase shares not later than a specified number of days after the Offering Date by the execution of an approved form authorizing uniform payroll deductions over a 12-month period. Payroll deductions begin on January 1 following the Offering Date, in such amounts as will in the aggregate be equal to the total purchase price of all shares that the participant has elected to purchase. The minimum payroll deduction under the ESP Plan is $10 per month. Any election to purchase may be changed or terminated as described below.

  Shares Offered

    If the total number of shares specified in all employees' initial elections to purchase with respect to any Offering Date exceed the aggregate number of shares for which options were granted on that Offering Date, the Company will, on the Exercise Date, make a pro rata allocation to all employees who remain enrolled in such offering through the Exercise Date, of the aggregate number of shares for which options were granted on such Offering Date. Each employee's initial election to purchase will be canceled with respect to any shares in excess of the number of shares allocated to each such employee, and written notice will be given to the employee that his election has become effective for a reduced number of shares and any excess funds in the employee's account will be refunded to him.

    In the event that the number of outstanding shares of the Common Stock of the Company are increased, the number of shares of stock subject to an option will be proportionately increased, and the option price per share will be proportionately reduced. In the event of a reduction in the number of outstanding shares, the number of shares of stock subject to an option will be proportionately reduced, and the option price per share will be proportionately increased. If (i) the Company is to be merged or consolidated and is not to be the surviving corporation, (ii) the Company is dissolved and liquidated, (iii) substantially all of the Company's assets and business are sold, or (iv) there is a change of control, the Board may, in its sole discretion, cause the Exercise Date to be accelerated and permit an employee to make a lump-sum deposit in his or her account in lieu of any remaining payroll deductions or periodic payments, or cancel any option in whole or in part by payment to the employee of an amount equal to the excess of the fair market value of the Company's Common Stock on the cancellation date, over the option price per share, times the number of shares covered by the option so canceled.

  Application of Funds

    Under the ESP Plan, the Company establishes accounts on its books to which all payroll deductions or cash payments are credited. Interest will not be credited or accrue on such accounts. Amounts credited to the accounts are under the control of the Company and may be used for any corporate purpose. The amounts credited to the ESP Plan accounts as of the close of business on the applicable Exercise Date, will be applied by the Company to payment for the shares purchased by such employees. Any amount not used for this purpose will be repaid to the employee. The Company reserves the right to make adjustments in the described manner of handling funds under the ESP Plan, if required to comply with any applicable law or regulations.

  Changes in Election to Purchase

    A participant will be allowed at any time on or prior to the applicable Exercise Date, upon written notice, (i) to reduce the amount of his subsequent payroll deductions (or periodic cash payments as hereinafter described) by such amounts as, in the aggregate equals 25%, 50% or 75% of the amount of his initial payroll deduction, in which event his election to purchase is reduced to the number of shares that may be purchased, at the Offering Date option price, with the aggregate amount of the payroll deductions (or periodic cash payments) made or to be made, (ii) to terminate further payroll deductions (or periodic cash payments) and continue his election to purchase the number of shares that may be purchased with the amount (exclusive of interest) then credited to his account, or (iii) to withdraw the entire amount, including interest, in his account and terminate his election to purchase.
Any reduction made in the number of shares subject to an election to purchase is permanent.

  Termination of Participation and Distribution of Shares or Accounts

    In the event that, prior to the applicable Exercise Date, an employee leaves the employ of the Company or a participating subsidiary, other than by retirement under a plan of the Company or such participating subsidiary, or is discharged for cause, any election to purchase made by him pursuant to the ESP Plan shall terminate and any amount then credited to his stock purchase account to the date of termination, shall be paid to him. If, on or prior to the Exercise Date, an employee leaves the employ of the Company in connection with the sale of a subsidiary, division or line of business of the Company, the Company may, in the discretion of the Management Development and Compensation Committee (the "Committee"), as the persons responsible for the administration of the ESP Plan, terminate the election of such employee to purchase shares (refunding any amount credited to the employee's account) or continue said election on any basis deemed appropriate by the Committee, including the making of arrangements for continued payroll deductions by any successor employer willing to provide that service.

    If an employee leaves the employment of the Company or a participating subsidiary because of retirement after an Offering Date but before payroll deductions have commenced, he shall not have the right to elect to purchase shares of Stock under the option granted to him on the Offering Date. An employee, who has made an election to purchase shares and retires prior to the Exercise Date but after payroll deductions have commenced, may continue this election to purchase shares by undertaking to make periodic cash payments in amounts equal to the payroll deductions previously authorized by him. In lieu of making periodic payments, this employee may continue his election to purchase shares by making a single lump-sum payment in cash in an amount equal to the total of his future periodic payments either (i) within 30 days after the employee retires, or (ii) in the case of an employee that has undertaken to make periodic cash payments, at any time when he is not in default in such payments.

    The ESP Plan provides that payroll deductions will be suspended during any period of layoff, strike or authorized leave of absence without pay and that during such period an employee may elect to make periodic cash payments in lieu of such payroll deductions. If such employee returns to active service prior to the last payroll deduction period preceding the applicable Offering Termination Date, which is defined as December 31st of the year following the respective Offering Date, his payroll deductions shall be resumed and if cash payments were not made during the period when payroll deductions were suspended, he shall, by written notice within 10 days after his return, (i) elect to make up the deficiency by a cash payment, or (ii) have his election to purchase reduced to the number of shares which can be purchased with the aggregate amount then credited to his account plus any future payroll deductions. An employee on layoff, strike, or authorized leave of absence without pay as of 15 days preceding the applicable Offering Termination Date shall give written notice prior to the applicable Exercise Date, specifying his choice of one of the options described in (i) or (ii) above. If such an employee fails to give notice, he shall be deemed to have elected the option to purchase a reduced number of shares. If the period of an employee's layoff, strike or authorized leave of absence without pay shall terminate prior to the applicable Offering Termination Date, and the employee shall not promptly resume active employment, his election to purchase shares under the ESP Plan shall be canceled and the amount then credited to his account shall be paid to him.

    In the event of the death of a participating employee, the legal representative of such employee may, within 90 days after his death, but not later than the applicable Offering Termination Date, by written notice, elect to either (i) make up any deficiency in such employee's account and thereafter either make periodic payments in cash or an immediate lump-sum payment in the requisite amount, (ii) continue the employee's election to purchase the number of shares that may be purchased with the amount then credited to the employee's account and to make no further payments, or (iii) withdraw the entire amount in the employee's account and terminate his election to purchase shares. In the event the legal representative of such employee shall fail to give such notice within the prescribed period, the employee's election to purchase shares shall terminate and the amount then credited to the employee's account shall be paid to such legal representative.

    Under any of the circumstances contemplated by the ESP Plan in which the purchase of shares is to be made through periodic or other cash payments in lieu of payroll deductions, the failure to make any such payment shall reduce, to the extent of the amount unpaid, the number of shares purchasable by the employee under the offering.

  Administration, Modification and Termination of the ESP Plan

    The ESP Plan is administered at the Company's principal office by the Committee. The ESP Plan requires that uniform policies be implemented in the administration of the ESP Plan and that there be no discrimination between particular employees or groups of employees. The Committee has authority to make exceptions (available on a uniform basis to all employees) to provisions of the ESP Plan under unusual circumstances where strict adherence to such provisions would work undue hardship. The expenses of administration of the ESP Plan are borne by the Company.

    The Board of Directors of the Company has the right to amend, modify or terminate the ESP Plan at any time without notice, provided that no employee's rights under the ESP Plan are adversely affected. However, no amendment may change the group from among which participating subsidiaries may be designated or effect an increase in the number of shares that may be issued under the ESP Plan (other than changes referred to under "Shares Offered").

    The period for payroll deductions under the ESP Plan cannot be extended beyond the Offering Termination Date with respect to an Offering Date. The ESP Plan will terminate following the delivery to participating employees, as soon as practicable after its last Exercise Date, of certificates for shares of Common Stock purchased and the repayment of all funds not used for the purchase of the stock.

  Other Provisions of the ESP Plan

    No assignment or transfer of any option, election to purchase stock or other interest under the ESP Plan is permitted. Any purported assignment or transfer, whether voluntary or by operation of law (except by will or the laws of descent and distribution), has the effect of terminating such option, election to purchase or other interest. An employee's option and election to purchase is exercisable, during his lifetime, only by him. There is no provision in the ESP Plan, nor in any contract in connection therewith, whereby any person has or may create a lien on any funds, securities or other property held under the ESP Plan.

  Employee Retirement Income Security Act of 1974

    The U.S. Department of Labor has not yet issued definitive regulations or other authority regarding the applicability of the Employee Retirement Income Security Act of 1974 to employee stock purchase plans. Subject to the issuance of regulations or other authority to the contrary, the Company believes that none of the provisions of such Act are applicable to the ESP Plan.

  United States Federal Income Tax Aspects

    In the opinion of the Company, the ESP Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code. As such, neither the grant of the option to the employee to purchase stock under the ESP Plan nor his subsequent purchase of stock will result in the recognition of income to him provided that
(i) he remains an employee of the Company or of a subsidiary corporation at all times during the period beginning with the Offering Date and ending on the day three months before the Exercise Date (the "employment requirement"), and (ii) no disposition of the stock is made by him within two years after the grant of the option to him nor within one year after the date the shares of stock transferred to him (the "holding period requirement"). The ESP Plan is not qualified under Section 401(a) of the Code.

    Upon a sale or other disposition by the employee of a share after satisfying the holding period requirement, or upon his death while owning such share (whether before or after satisfying the holding period requirement), there will be included in his gross income, as compensation for the taxable year of such disposition or death, an amount equal to the lesser of (a) the excess of the fair market value of the share at the time of such disposition or death over the amount paid for the share, or (b) the excess of the fair market value of the share at the Offering Date over the Offering
Date option price. Any amount the employee realizes in excess of the sum of the option price paid for the share, plus the amount treated as compensation, if any, would be eligible for long-term capital gain treatment. If the amount realized is less than the option price paid for the share, no amount is included in gross income as compensation, and the employee realizes a long-term capital loss to the extent that the option price exceeds the amount realized. If the employee satisfies the holding period and employment requirements, no amount is deductible by the employer corporation by reason of the grant or exercise of the option or the disposition of the shares.

    An employee who satisfies the employment requirement, but who disposes of a share purchased under the ESP Plan before satisfying the holding period requirement, will be treated as receiving compensation income in the year of disposition in an amount equal to the excess of the fair market value of the share on the Exercise Date over the option price paid for the share. In such event, the employer corporation may claim a deduction for compensation paid in the same amount and at the same time as compensation income is taxable to the employee. Any difference between the amount realized on such disposition and the fair market value of such share on the Exercise Date would be treated as a short-term capital gain or loss.

    If an employee does not satisfy the employment requirement, upon his purchase of shares on the Exercise Date, the employee will be treated as receiving compensation income for the taxable year in which the Exercise Date occurs in an amount equal to the excess of the fair market value of the shares on the Exercise Date over the option price paid for the shares. In such event, the employer corporation may claim a deduction for compensation paid in the same amount and at the same time as compensation income is taxable to the employee. Upon a subsequent sale of the shares, any difference between the amount realized on such sale and the fair market value of the shares on the Exercise Date would be subject to long-term or short-term capital gain or loss treatment, depending on whether the shares were held for more than one year.

    Except as noted above when the Company is the employer corporation, no gain or loss is recognized to the Company upon the issuance of shares purchased under the ESP Plan. Each employee is encouraged to consult his own tax advisor as to any applicable city, state or foreign income tax consequences as to his participation in the ESP Plan.

STOCK OPTION PURCHASES IN 2000 AND 2001

    There were no shares purchased under the ESP Plan in 2000. The following table sets forth the share purchases under the ESP Plan in 2001 as of March 9, 2001 by each of the named executive officers and certain specified groups.

                                                       NUMBER OF           EXERCISE PRICE
              NAME AND POSITION                     SHARES PURCHASED        PER SHARE(1)
              -----------------                     ----------------       --------------
Ross J. Centanni..............................              -0-                   N/A
     Chairman, President & CEO

Philip R. Roth................................              978                $10.74
     Vice President, Finance & CFO

J. Dennis Shull...............................              -0-                   N/A
     Vice President & General Manager,
       Compressor & Pump Division

David Brown...................................              932                $10.74
     Vice President & General Manager, Blower
       Division

Steven M. Krivacek............................              662                $10.74
     Vice President, Human Resources

Executive Group(2)............................            2,572                $10.74

Non-Executive Director Group..................              N/A                   N/A

Non-Executive Officer Employee Group(3).......          115,564                $10.74

------
(1)     The closing price of the Company's Common Stock as reported on the composite tape of the New York Stock
        Exchange on March 9, 2001 was $18.95.

(2)     Consists of 6 persons.

(3)     Consists of 703 persons.

APPROVAL OF AMENDMENT

    Approval of the Amendment requires the affirmative vote of a majority of the Common Stock having voting power present at the meeting, in person or by proxy.

    The Board of Directors believes that the adoption of the Amendment will be in the best interests of the stockholders and, accordingly, recommends a vote FOR this proposal, which is Item 3 on the proxy card. Proxies received in response to the Board's solicitation will be voted FOR approval of the Amendment if no specific instructions are included for Item 3.

         PROPOSAL IV--APPROVAL OF THE COMPANY'S MANAGEMENT
                       ANNUAL INCENTIVE PLAN

    Subject to the approval of the stockholders, the Board has adopted the Management Annual Incentive Plan (the "Annual Incentive Plan"), effective January 1, 2001, and authorized its submission as this Proposal IV. A copy of the Annual Incentive Plan is included in this proxy statement as Appendix D.

SUMMARY OF PLAN

    It is proposed that the stockholders adopt the Annual Incentive Plan, which is intended to formalize the existing practices of awarding annual cash bonuses to senior executives based on the Company's performance. The Annual Incentive Plan is designed so that payments to senior executives will constitute performance-based compensation under Section 162(m) of the Code, and will be tax deductible by the Company. The Annual Incentive Plan furthers the Board's policy of linking executive compensation to the Company's performance and shareholders' interests as a whole. A summary of the essential features of the Annual Incentive Plan is provided below but is qualified in its entirety by reference to the full text of the Annual Incentive Plan.

  Participants

    Participation in the Annual Incentive Plan will be limited to the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer. There are seven (7) persons currently eligible to participate in the Annual Incentive Plan.

  Plan Administration

    The Annual Incentive Plan will be administered by the Management Compensation and Development Committee (the "Committee"), which will certify in writing as to the achievement of performance criteria prior to payment of any awards. The Committee retains the discretion to reduce in whole or in part the amount of any award that would otherwise be payable to a participant based upon its assessment of that participant's performance.

  Awards, Performance Goals and Measures

    Awards under the Annual Incentive Plan will be paid in cash. The Committee will establish, no later than ninety (90) days after the beginning of each year, performance goals for such year based upon one or more of the following performance measures: return on equity, assets, capital or investment; pre-tax or after-tax profit levels expressed in absolute dollars or earnings per share; and cash flow or similar measures. Performance goals may be identical for all participants or may be different to reflect more appropriate measures of individual performance. Performance goals will include a threshold level below which no award will be payable and a maximum award opportunity for each participant. The Committee is authorized to adjust the method of calculating attainment of performance goals in recognition of (i) extraordinary or nonrecurring items, (ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting policies, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and (vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements. In addition, notwithstanding the attainment of the performance goals, annual incentive awards for participants may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the participant's performance. However, no upward adjustment may be made to an award for a participant if Section 162(m) of the Code would limit the deduction the Company may claim for that participant's compensation. The maximum annual incentive award that may be granted to a participant under the Annual Incentive Plan for any performance period may not exceed $3,000,000 or, if less, three times the participant's base salary as of the last day of the performance period.

    The Company and its subsidiaries have expressly reserved the right under the Annual Incentive Plan, at any time, to terminate the employment of any participant free from any liability under the Annual Incentive Plan; except that a participant who was actively employed as of the last day of the applicable performance period shall be eligible to receive payment of his award, even though the participant is no longer an active employee of the Company at the time the Committee actually pays awards under the Annual Incentive Plan for the applicable performance period.

  Change in Control

    Immediately upon a Change in Control as defined in the Annual Incentive Plan, all outstanding awards will be deemed earned at the maximum performance goal level, and the Company shall make a payment of such awards in cash within 10 days after the effective date of the Change in Control. There are no separate change in control or "golden parachute" contracts between the Company and the participants in the Annual Incentive Plan. As generally defined in the Annual Incentive Plan, a Change of Control shall have occurred if, in accordance with the Annual Incentive Plan, (i) the Company merges with, consolidates into, or sells all or substantially all of its assets to another entity or person, of which the Company's holders own less than a majority of the voting stock, (ii) another person or entity files a report with the Securities and Exchange Commission indicating that such person owns 20% or more of the voting stock of the Company, (iii) the Company files a report with the Securities and Exchange Commission indicating that a change in control has taken or will take place, or (iv) with respect to any two-year period, the directors in office at the beginning of such two-year period do not constitute a majority of the directors in office at the end of such period.

  Deferrals

    The Committee may permit participants to defer receipt of all or a portion of an award.

  Amendment, Suspension and Termination

    The Board may amend, suspend or terminate the Annual Incentive Plan at any time except that no amendment will be effective prior to approval by the Company's stockholders to the extent such approval is required by law or pursuant to Section 162(m) of the Code. Further, no amendment will be effective that would (i) increase the maximum amount that can be paid to a participant under the Annual Incentive Plan, (ii) change the performance criterion set forth in the Annual Incentive Plan, or (iii) modify the eligibility requirements of participants without shareholder approval. Subject to earlier termination pursuant to the above, the Annual Incentive Plan will terminate December 31, 2005. After that date, no future awards may be granted.

2001 BONUS FORMULA

    In February 2001, the Committee established the performance goals and maximum bonus opportunities for the Annual Incentive Plan participants for 2001. Except for the Division General Managers, the performance goals are based on a weighted average of earnings per share and the level of cash flow generated by the Company in 2001. For Division General Managers, the measures are based on a weighted average of unit earnings before taxes and earnings per share. The target bonus percentage range is 45-70% of participant base salaries for 2001, and can be increased to a maximum range of 90-140%, depending on the level of performance goal achievement. These bonus percentage ranges are also subject to further adjustment in the Committee's discretion, as provided under the terms of the Annual Incentive Plan.

APPROVAL OF ANNUAL INCENTIVE PLAN

    Approval of the Annual Incentive Plan requires the affirmative vote of a majority of the Common Stock having voting power present at the meeting, in person or by proxy.

    The Board of Directors believes that adoption of the Annual Incentive Plan will be in the best interests of the stockholders and, accordingly, recommends a vote for this proposal, which is Item 4 on the proxy card. Proxies received in response to the Board's solicitation will be voted for approval of the Annual Incentive Plan if no specific instructions are included for Item 4.

                      AUDIT COMMITTEE MATTERS

REPORT OF THE AUDIT AND FINANCE COMMITTEE

    Management is responsible for the Company's internal controls and the financial reporting process. Arthur Andersen LLP, the Company's independent auditors, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit and Finance Committee's responsibility is to monitor and oversee these processes.

    In this context, the Audit and Finance Committee has met and held discussions with management and Arthur Andersen. Management represented to the Audit and Finance Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit and Finance Committee has reviewed and discussed the consolidated financial statements with management and Arthur Andersen. The Audit and Finance Committee specifically addressed with Arthur Andersen matters required to be discussed by Statement on Auditing Standards No. 61.

    Arthur Andersen also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1. As part of its review of the financial statements and the auditors' disclosures and report, the members of the Audit and Finance Committee also discussed with Arthur Andersen its independence. In this connection, the Audit and Finance Committee considered whether the types of services for which Arthur Andersen billed the Company fees during 2000 were compatible with maintaining such independence. See, Audit Committee Matters--Accounting Fees.

    The members of the Audit and Finance Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit and Finance Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit and Finance Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Finance Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

    Based on its discussions with management and the Company's independent auditors, and subject to the limitations on the role and responsibilities of the Audit and Finance Committee referred to above and in its charter, the Committee recommended to the Board that the financial statements be included in the Annual Report on Form 10-K for the period ended December 31, 2000 for filing with the Securities and Exchange Commission.


March 23, 2001


Donald G. Barger, Jr., Chairman
Frank J. Hansen
Raymond R. Hipp

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ACCOUNTING FEES

    The following summarizes the aggregate fees Arthur Anderson billed the Company for services relating to the year ended December 31, 2000.

    Audit Fees. The aggregate fees Arthur Anderson billed or expected to bill the Company for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for 2000 was $239,500.

    Financial Information Systems Design and Implementation Fees. The aggregate fees Arthur Anderson billed or expected to bill the Company for financial information systems design and implementation (the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X) for 2000 was $0.

    All Other Fees. The aggregate fees Arthur Anderson billed or expected to bill the Company for all other services for 2000 was $1,060,200, comprised of $266,100 for tax related services, $740,300 for due diligence review services and $53,800 for all other services.

          RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The Company employed Arthur Andersen LLP ("Arthur Andersen") to perform the annual audit and to render other services for 2000, and the Board of Directors has reappointed Arthur Andersen to render these same services in 2001. Representatives of Arthur Andersen will be present at the meeting and available to answer appropriate questions and will have the opportunity to make a statement, if they desire to do so.

          STOCKHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

    Stockholders' proposals intended to be presented at the 2002 Annual Meeting must be received by the Company at its principal executive offices (Attention: Corporate Secretary) on or before November 23, 2001 for inclusion in the Company's proxy materials for that meeting. Upon receipt of any proposal, the Company will determine whether or not to include such proposal in the proxy statement in accordance with the regulations governing the solicitation of proxies.

    Any stockholder proposal or nomination for director submitted other than for inclusion in the Company's proxy materials for that meeting must ordinarily be received by the Company at its principal executive offices (Attention: Corporate Secretary) no later than 60 days or more than 90 days prior to the meeting (i.e., which is currently anticipated to be January 30, 2002 and March 1, 2002, respectively, for the 2002 annual meeting), or such proposal will be considered untimely. However, if the Company provides less than 70 days' notice of the meeting, then such notice must be received with 10 days after notice of the meeting is mailed or other public disclosure of the meeting is made. The stockholder filing the notice of proposal or nomination must describe various matters regarding the proposal or nominee, including, but not limited to, name, address, shares held, a description of the proposal or information regarding the nominee and other specified matters. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority.

    Any stockholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request to the Corporate Secretary at 1800 Gardner Expressway, Quincy, Illinois 62301.


                                      GARDNER DENVER, INC.

                                      Tracy D. Pagliara
                                      Vice President, General
                                      Counsel and Secretary

March 23, 2001

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                                                          APPENDIX A

                  THE AUDIT AND FINANCE COMMITTEE
                              CHARTER

    The Audit and Finance Committee is composed entirely of outside directors and shall assist the Board in fulfilling its responsibilities with respect to internal controls, accounting and financial reporting. The Committee shall also oversee the manner in which the Pension Investment Committee of the Corporation, a management committee, administers and manages the assets of the retirement and benefit plans for the corporation. In the broadest sense, the Audit and Finance Committee is responsible for overseeing that:

    * A system of internal controls is in place, which on a reasonable and economic basis, advances the interests of shareholders. Internal controls are defined to encompass traditional financial controls, as well as the controls used by management over items that could have a material financial impact.

    * Financial statements fairly present in all material respects the financial condition and results of operations of the Corporation in accordance with generally accepted accounting principles and/or applicable laws and regulations as appropriate.

    * Fiduciaries and investment management organizations employed to assist in investing and managing the assets of the Corporation's retirement plans, comply with the Statement of Investment Policy and Objectives.

    The Audit and Finance Committee reports to the Board of Directors and makes recommendations regarding the results of its activities.

    RESOLVED, that the Audit and Finance Committee (the "Committee") of the Board of Directors (the "Board"), as constituted from time to time pursuant to the Bylaws of the Corporation, shall consist of not less than three directors elected by the Board and each member shall (i) be a director who is not an employee of the Corporation, (ii) have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation, and (iii) be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his/her appointment to the Committee. Additionally, at least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment; and

    RESOLVED, that there is delegated by the Board to the Committee the responsibility to:

     1. Review and reassess the adequacy of the Committee's charter on an annual basis and report such results to the Board.

     2. Review the scope and results of the Corporation's internal controls activity.

     3. Instruct the independent outside auditor of the Corporation that the Board is the representative of the shareholders, and as such is the client of the auditor for matters relating to financial reporting and internal control.

     4. Evaluate, recommend selection and, where appropriate, replacement of the independent outside auditor culminating in an annual nomination of independent outside auditor of the Corporation for appointment by the Board.

     5. Review the independence of the outside auditor including consideration of appropriate fees and the scope of significant non-audit work performed by such auditor. This review should include, at a minimum, receipt of a periodic formal written statement from the independent outside auditor delineating all relationships between the outside auditor and the Corporation. In this regard, the Committee is responsible for actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for recommending that the Board take appropriate action in response to the outside auditor's report to satisfy itself of their independence.

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     6. Review with the independent outside auditor and management the planned scope of their audit of the Corporation's consolidated financial statements and the results thereof.

     7. Review with the independent outside auditor and management
        (i) the nature and extent of any significant changes in accounting principles or the application therein, (ii) accounting charges having a material impact on the financial statements of the Corporation, and (iii) filings made with the Securities and Exchange Commission (SEC), as required, and hold such other conferences and conduct such other reviews with the independent outside auditor or with management as may be desired by the Committee, the independent outside auditor or management.

     8. Report to the Board on the results of such reviews and conferences and submit to the Board any recommendations the Committee may have from time to time.

     9. Monitor compliance with the Corporate Conflicts of Interest and Ethical Conduct Policy and review information concerning environmental, legal and other matters which may represent material financial exposure.

    10. Oversee a Pension Investment Committee in their establishment of investment objectives, policies and performance criteria for the management of the Corporation's retirement and benefit plan assets.

    11. Report on the Committee's activities in the Corporation's annual proxy statement (effective with the proxy statement issued in March 2001) disclosing whether the Committee has:

        * adopted a written charter;

        * maintained its independence with respect to all Committee members;

        * reviewed and discussed the annual audited financial statements with management;

        * discussed with the independent outside auditor all matters requiring communication to them under generally accepted auditing standards;

        * discussed and reviewed the independence of the outside auditor, including receipt of the required independence information (see item 5 above); and

        * based on its review and discussions with management and the independent outside auditor, recommended to the Board that the audited financial statements be included in the Corporation's annual report to the SEC on Form 10-K.

    RESOLVED, that from time to time, the Committee may adopt rules and make provisions as deemed appropriate for the conduct of a minimum of three meetings per year, for considering, acting upon and recording matters within its authority and for making such reports to the Board as it may deem appropriate giving due consideration to the Committee's overall responsibilities and need to treat certain matters confidentially; provided only that such rules and provisions do not conflict with the Bylaws of the Corporation.

    While the Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent outside auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent outside auditor or to assure compliance with laws and regulations and the Corporation's Conflicts of Interest and Ethical Conduct Policy.

Resolutions adopted (8/1/00)

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                                                          APPENDIX B

                        GARDNER DENVER, INC.

                      LONG-TERM INCENTIVE PLAN

   (As amended May 7, 1996, May 4, 1998, November 2, 1998, May 4,
    1999, March 6, 2000 and January 1, 2001)(Adjusted to reflect two-for-one stock split January 15, 1997 and three-for-two stock split December 29, 1997)

1. PURPOSE

    The purpose of the Gardner Denver, Inc. Long-Term Incentive Plan (the "Plan") is to promote the long-term financial interests of Gardner Denver, Inc. (the "Company"), including its growth and performance, by encouraging employees of the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company to attract and retain employees of outstanding ability, and providing employees with an interest in the Company parallel to that of the Company's stockholders.

2. DEFINITIONS

    2.1 "Administrative Policies" means the administrative policies and procedures adopted and amended from time to time by the Committee to administer the Plan.

    2.2 "Award" means any form of stock option, stock appreciation right, restricted stock award, performance share or long-term cash bonus granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

    2.3 "Award Agreement" means a written agreement with respect to an Award between the Company and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.

    2.4 "Base Salary" means the base salary paid by the Company to the Participant, exclusive of any bonuses, commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions pursuant to a cafeteria plan under Section 125 of the Code.

    2.5 "Base Salary Factor" means a multiplier expressed as a percentage of the Executive Officer's Base Salary, as determined by the Committee pursuant to Section 12.3 of the Plan for purposes of calculating an Executive Officer's Long-Term Cash Bonus.

    2.6 "Board" shall mean the Board of Directors of the Company.

    2.7 "Business Criteria" means any one, or a combination, of the following: (i) revenues of the Company; (ii) operating income of the Company; (iii) net income of the Company; (iv) earnings per share of the Company's Common Stock; (v) earnings before taxes of the Company, (vi) the Company's return on equity; (vii) cash flow of the Company; or (viii) Company stockholder total return.

    2.8 "Change of Control" means a change in control of the Company (other than the initial distribution of Common Stock by Cooper Industries, Inc.) of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided that, without limitation, a Change of Control shall be deemed to have occurred at such time as (i) any "person" within the meaning of Section 14(d) of the Exchange Act, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's

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shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

    2.9 "Change of Control Price" means the higher of (i) the Fair Market Value on the date of determination of the Change of Control or (ii) the highest price per share actually paid for the Common Stock in connection with the Change of Control of the Company.

    2.10 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    2.11 "Committee" means the Management Development and
Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan, provided that the Committee shall be constituted so as to satisfy any applicable legal requirements, including the requirements of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code, or any respective successor rule or statute.

    2.12 "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

    2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    2.14 "Executive Officer" means the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer.

    2.15 "Fair Market Value" means the average of the high and low price of a share of Common Stock as reported on the composite tape for securities listed on the Stock Exchange for the applicable date, provided that if no sales of Common Stock were made on the Stock Exchange on that date, the average of the high and low prices as reported on the composite tape for the preceding day on which sales of Common Stock were made.

    2.16 "Long-Term Cash Bonus" means a payment in cash of an Executive Officer's Payment Opportunity.

    2.17 "Payment Opportunity" means the amount determined pursuant to any bonus formula established by the Committee for an Executive Officer for a given Performance Period pursuant to Section 12.3 of the Plan, taking into account the actual achievement of the relevant Performance Targets and the Executive Officer's Base Salary Factor.

    2.18 "Performance Period" means a stated period over which the Company's performance is measured for purposes of Awards under the Plan. The duration of Performance Periods may vary with respect to different types of Awards under the Plan, as determined by the Committee.

    2.19 "Performance Shares" means Awards in the form of shares of Common Stock that may be earned pursuant to the terms set forth in
Section 10 of the Plan.

    2.20 "Performance Targets" means the predetermined goal or goals established by the Committee in writing (which may be cumulative or alternative) based upon one, or any combination, of the Business
Criteria.

    2.21 "Participant" means an officer or employee of the Company or its subsidiaries who is selected by the Committee to participate in the Plan, and nonemployee directors of the Company to the extent provided in Section 11 hereof.

    2.22 "Stock Exchange" means the composite tape of the New York Stock Exchange ("NYSE") or, if the Common Stock is no longer included on the NYSE, then such other market price reporting system on which the Common Stock is traded or quoted designated by the Committee after it determines that such other exchange is both reliable and reasonably accessible.

3. ADMINISTRATION

    3.1 The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum shall be the acts of the Committee.

    3.2 Subject to the provisions of the Plan, the Committee (i) shall select the Participants, determine the type of Awards to be made to Participants, determine the shares or share units subject to Awards, and (ii) shall have the authority to interpret the Plan, to establish, amend, and rescind any Administrative Policies, to determine

                                B-2

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the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive, provided, however, that no action shall be taken which will prevent the options granted under Section 11 or any Award granted under the Plan from meeting the requirements for exemption from Section 16(b) of the Exchange Act, or subsequent comparable statute, as set forth in Rule 16b-3 of the Exchange Act or any subsequent comparable rule; and, provided further, that no action shall be taken which will prevent Awards that are intended to constitute "qualified performance-based compensation," within the meaning of Section 162(m) of the Code, from doing so.

    3.3 Notwithstanding the powers and authorities of the Committee under the Plan, the Committee shall not permit the repricing of stock options by any method, including by cancellation and reissuance.

    3.4 In order to enable Participants who are foreign nationals or employed outside the United States, or both, to receive Awards under the Plan, the Committee may adopt such amendments, Administrative Policies, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Plan.

4. ELIGIBILITY

    All employees of the Company and its subsidiaries who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company, as determined by the Committee, are eligible to be Participants in the Plan. Participants may receive one or more Awards under the Plan. Directors of the Corporation other than directors who are employees of the Corporation shall be eligible only to receive stock options pursuant to Section 11 hereof.

5. SHARES SUBJECT TO THE PLAN

    5.1 The aggregate number of shares of Common Stock available for grant of Awards under the Plan shall be that number of shares remaining available for grant under the Plan on the close of business on the date immediately prior to the 2001 Annual Meeting of Stockholders plus 750,000, subject to the adjustments provided for in Section 16 hereof. Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, as the Company may from time to time determine.

    5.2 Subject to adjustment as set forth in Section 16 hereof, the maximum aggregate number of shares of Common Stock that may be granted under the Plan in the form of restricted stock grants shall not exceed 50% of the aggregate shares of Common Stock available under the Plan.

    5.3 Shares of Common Stock subject to an Award that expires unexercised or that is forfeited, terminated or canceled, in whole or in part, or is paid in cash in lieu of Common Stock, shall thereafter again be available for grant under the Plan, except that any such shares attributable to a Restricted Stock Award (as defined in Section 9) shall be counted against the restricted stock limit set forth in Section 5.2 hereof.

6. AWARDS

    Awards under the Plan may consist of: stock options (either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options), stock appreciation rights, restricted stock grants, performance shares and long-term cash bonuses; provided that no Participant may be granted Awards during any calendar year with respect thereto in excess of 180,000 shares of Common Stock, subject to the provisions of Section 16. Awards of performance shares and restricted stock may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions). The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.

7. STOCK OPTIONS

    7.1 Grants. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of
Section 422 of the Code or nonstatutory stock options (i.e., stock options which

                                B-3

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are not incentive stock options), or a combination of both, or any particular type of tax advantage option authorized by the Code from time to time. Awards of stock options made to Participants subject to Section 162(m) of the Code are intended to qualify as "qualified performance-based compensation" under Section 162(m) and the provisions of such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate.

    7.2 Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times and upon such terms as may be determined by the Committee; provided, however, that no stock option shall be exercisable more than ten years after the date of grant thereof. The option exercise price shall be established by the Committee, but such price shall not be less than the Fair Market Value on the date of the stock option's grant, subject to adjustment as provided in Section 16 hereof.

    7.3 Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and limitations established by the Committee, comply with Section 422 of the Code. Incentive stock options shall be granted only to full time employees of the Company and its subsidiaries within the meaning of Section 424 of the Code. The aggregate Fair Market Value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company which provides for the granting of incentive stock options) may not exceed $100,000 or such other number as may be applicable under the Code from time to time.

    7.4 Payment. Upon exercise, a Participant may pay the option exercise price of a stock option in cash, shares of Common Stock, stock appreciation rights or a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

    7.5 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or Administrative Policies, establish such other terms, conditions or restrictions, if any, on any stock option award, provided they are consistent with the Plan. The Committee may condition the vesting of stock options on the achievement of financial performance criteria established by the Committee at the time of grant.

8. STOCK APPRECIATION RIGHTS

    8.1 Grants. Awards may be granted in the form of stock appreciation rights ("SARs"). Awards of SARs made to Participants subject to 162(m) of the Code are intended to qualify as "qualified performance-based compensation" under Section 162(m) and the provisions of such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate. SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the Award Agreement to the Fair Market Value on the date of exercise or surrender. An SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"); provided, however, that Freestanding SARs shall be granted only to Participants who are foreign nationals or are employed outside of the United States, or both, and as to whom the Committee determines the interests of the Company could not as conveniently be served by the grant of other forms of Awards under the Plan. A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. In the case of SARs granted in tandem with stock options granted prior to the grant of such SARs, the appreciation in value shall be appreciation from the option exercise price of such related stock option to the Fair Market Value on the date of exercise.

    8.2 Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable. Upon exercise of a Tandem SAR as to some or all of the shares covered in an Award, the related stock option shall be canceled automatically to the extent of the number of SARs exercised, and such shares shall not thereafter be eligible for grant under Section 5 hereof.

    8.3 Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The base price of a Freestanding

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SAR shall be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value on the date of the award of the Freestanding SAR.

    8.4 Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms is otherwise exercisable and, if so exercised, would result in a payment to the Participant.

    8.5 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or Administrative Policies, determine such other terms, conditions and restrictions, if any, on any SAR Award, provided they are consistent with the Plan.

9. RESTRICTED STOCK AWARDS

    9.1 Grants. Awards may be granted in the form of restricted stock ("Restricted Stock Awards"). Restricted Stock Awards shall be awarded in such numbers and at such times as the Committee shall determine.

    9.2 Award Restrictions. Restricted Stock Awards shall be subject to such terms, conditions or restrictions as the Committee deems appropriate including, but not limited to, restrictions on transferability, requirements of continued employment, achievement of individual performance goals or Performance Targets. The period of vesting and the forfeiture restrictions shall be established by the Committee at the time of grant, except that each restriction period shall not be less than 12 months. To the extent Restricted Awards are subject to Performance Targets, it is intended that all such Restricted Stock Awards granted to Participants subject to
Section 162(m) of the Code will qualify as "qualified performance-based compensation" under Section 162(m) and such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate.

    9.3 Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to forfeiture restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded, all or any of the rights of a shareholder with respect to such shares, including, but not limited to, the right to vote such shares and to receive dividends.

    9.4 Evidence of Award. Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates.

10. PERFORMANCE SHARES

    10.1 Grants. Awards may be granted in the form of shares of Common Stock that are earned only after the attainment of predetermined performance targets during a performance period as established by the Committee ("Performance Shares").

    10.2 Performance Criteria. The Committee may grant an Award of Performance Shares to Participants as of the first day of each Performance Period established for Performance Shares. Performance Targets will be established at the beginning of each Performance Period. The Committee shall be permitted to make adjustments when determining the attainment of the applicable Performance Targets to reflect extraordinary or nonrecurring items or events, or unusual nonrecurring gains or losses identified in the Company's financial statements, as long as any such adjustments are made in a manner consistent with Section 162(m) to the extent applicable. Awards of Performance Shares made to Participants subject to Section 162(m) of the Code are intended to qualify under Section 162(m) and provisions of such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate. At the end of the Performance Period, Performance Shares shall be converted into Common Stock (or cash or a combination of Common Stock and cash, as determined by the Award Agreement) and distributed to Participants based upon such entitlement. Award payments made in cash rather than the issuance of Common Stock shall not, by reason of such payment in cash, result in additional shares being available for reissuance pursuant to Section 5 hereof.

    10.3 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or Administrative Policies, determine the manner of payment of Awards of Performance Shares and other terms, conditions or restrictions, if any, on any Award of Performance Shares, provided they are consistent with the Plan and to the extent applicable, Section 162(m) of the Code.

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11. DIRECTORS' STOCK OPTIONS

    11.1 Grants. Awards may be granted to nonemployee directors only in the form of stock options satisfying the requirements of this
Section 11 ("Director Stock Options"). Subject to Section 16 hereof, on the date following the commencement of the Company's annual meeting of stockholders each year, there shall be granted to each nonemployee director an option to purchase 3,000 shares of Common Stock. All such options shall be nonstatutory stock options.

    11.2 Option Exercise Price. The option exercise price of Director Stock Options shall be 100 percent of the Fair Market Value on the date such options are granted. The Committee shall be authorized to compute the price per share on the date of grant. Payment of the option exercise price may be made in cash or in shares of Common Stock or a combination of cash and Common Stock.

    11.3 Award Agreement. Director Stock Options shall be evidenced by an Award Agreement in the form of a stock option agreement, dated as of the date of the grant, which agreement shall be in such form, consistent with the terms and requirements of this Section 11, as shall be approved by the Committee from time to time and executed on behalf of the Company by its chief executive officer.

    11.4 Terms and Conditions of Director Stock Options. Director Stock Options shall become fully exercisable on the first anniversary of the date of grant and shall terminate upon the expiration of five years from the date of grant. To the extent an option is not otherwise exercisable at the date of the nonemployee director's retirement under a retirement plan or policy of the Company or at the time a nonemployee director ceases to be a director on account of disability, it shall become fully exercisable upon such retirement or cessation of service as a director due to disability. Upon such retirement or cessation of service due to disability, such options shall be exercisable for a period of five years, subject to the original term thereof. Options not otherwise exercisable at the time of the death of a nonemployee director during service with the Company shall become fully exercisable upon his death. Upon the death of a nonemployee director while in service as a director or within the five-year period during which the options are exercisable following the retirement or disability of a nonemployee director, such options shall remain exercisable (subject to the original term of the option) for a period of one year after the date of death. To the extent an option is exercisable on the date a director ceases to be a director (other than by reason of disability, death or retirement), the option shall continue to be exercisable (subject to the original term of the option) for a period of 90 days thereafter.

    11.5 Transferability. No option shall be transferable by a nonemployee director except by will or the laws of descent and distribution, and during the director's life time options may be exercised only by him or his legal representative.

    11.6 Change of Control. Director Stock Options not otherwise exercisable at the time of a Change of Control shall become fully exercisable upon such Change of Control. In the case of a Change of
Control:

    (i) The Company shall make payment to directors with respect to Director Stock Options in cash in an amount equal to the appreciation in the value of the Director Stock Option from the option exercise price specified in the Award Agreement to the Change of Control Price.

    (ii) The cash payments to directors shall be due and payable, and shall be paid by the Company, immediately upon the occurrence of such Change of Control; and

    (iii) After the payment provided for in (i) above, nonemployee directors shall have no further rights under Director Stock Options outstanding at the time of such Change in Control.

12. LONG-TERM CASH BONUS

    12.1 Eligibility. Only Executive Officers shall be eligible to receive a Long Term Cash Bonus. Not later than ninety (90) days after the commencement of a Performance Period, the Committee shall select the Executive Officers eligible to receive a Long-Term Cash Bonus for the Performance Period. Each Executive Officer participating in a Performance Period shall be eligible to receive a Long-Term Cash Bonus upon completion of a Performance Period only if Executive Officer is still employed by the Company upon the last day of such Performance Period, provided, however, that the Committee shall have the discretion to grant

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eligibility to the Executive Officer in its discretion,
notwithstanding the fact that the Executive Officer is not still employed by the Company at such point.

    12.2 Performance Target(s); Business Criteria; Base Salary Factors. The applicable Business Criteria and Performance Targets for a given Performance Period shall be established by the Committee in advance of the deadlines set forth in the regulations under
Section 162(m) of the Code and while the performance relating to the Performance Targets remains substantially uncertain within the meaning of Section 162(m) of the Code. The Committee shall be permitted to make adjustments when determining the attainment of Performance Targets to reflect extraordinary or nonrecurring items or events, or unusual nonrecurring gains or losses identified in the Company's financial statements, as long as any such adjustments are made in a manner consistent with Section 162(m) of the Code, to the extent applicable.

    12.3 Calculation of Long-Term Cash Bonus. At the beginning of each Performance Period, the Committee shall provide in terms of an objective formula or standard for each Executive Officer: (a) the method of computing the specific amount that will represent the Executive Officer's Long-Term Cash Bonus, and (b) the Base Salary Factor to be used in calculating any Executive Officer's Long-Term Cash Bonus. Subject to Section 12.4, at the first meeting of the Committee after the expiration of the Performance Period, the Committee shall determine the extent to which the Performance Targets have been achieved, and shall determine each Executive Officer's Payment Opportunity based on his or her Base Salary Factor. Notwithstanding the attainment of the Performance Targets, Long-Term Cash Bonuses for individual Executive Officers may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the Executive Officer's performance. However, no upward adjustment may be made to a Long-Term Cash Bonus for an Executive Officer if Section 162(m) of the Code would limit the deduction the Company may claim for that Executive Officer's compensation.

    12.4 Maximum Long-Term Cash Bonus. Notwithstanding any other provision in the Plan, no Executive Officer shall receive for any Performance Period any Long-Term Cash Bonus under the Plan in excess of $3,000,000 or, if less, three times his or her Base Salary as of the last day of the applicable Performance Cycle. Any Payment Opportunity in excess of the foregoing limits shall be reduced automatically to the extent of the excess.

    12.5 Payment. Long-Term Cash Bonuses shall be paid in cash or Restricted Stock Awards, as determined by the Committee and subject to the remaining terms of this Plan. Payment of Long-Term Cash Bonuses shall occur within a reasonable time after the Committee has certified in writing the extent to which the Performance Targets have been achieved and determined the amount of each Executive Officer's Long-Term Cash Bonus for the given Performance Period pursuant to Sections 12.3 and 12.4 hereof.

13. DIVIDENDS AND DIVIDEND EQUIVALENTS; DEFERRALS

    13.1 If an Award is granted in the form of a Restricted Stock Award or Performance Shares, the Committee may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Committee shall determine.

    13.2 The Committee may permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under Administrative Policies established by the Committee. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in shares. Notwithstanding the foregoing, to the extent the Award being deferred is that of a Participant subject to Section 162(m) of the Code, the Committee will ensure that any increase in the Award will be based upon a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s).

14. TERMINATION OF EMPLOYMENT

    Consistent with the requirements of Section 162(m) regarding
"qualified performance-based compensation," the Committee shall adopt Administrative Policies determining the entitlement of Participants who cease

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to be employed by either the Company or its subsidiaries due to death, disability, resignation, termination or retirement pursuant to an established retirement plan or policy of the Company or its subsidiaries.

15. ASSIGNMENT AND TRANSFER

    The rights and interests of a Participant under the Plan may not be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, grant stock options to one or more executive officers of the Company on terms that permit the stock options to be transferred by any such executive officer, for estate planning purposes, to (a) the executive officer's spouse, children, grandchildren, parents, siblings, stepchildren, stepgrandchildren or in-laws ("Family Members"), (b) entities that are exclusively family-related, including trusts for the exclusive benefit of Family Members and limited partnerships or limited liability companies in which Family Members are the only partners or members, or (c) such other persons or entities specifically approved by the Committee. The terms and conditions applicable to the transfer of any such stock options shall be established by the Committee, in its discretion but consistent with this Section 15, and shall be contained in the applicable stock option agreement between the Company and the executive officer.

16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    In the event of any change in the outstanding shares of Common Stock by reason of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan, including any limitations upon individual Participants or regarding Director Stock Options, as well as the number and class of shares issuable, and the related option exercise price, pursuant to then outstanding Awards, shall be appropriately adjusted by the Committee, whose determination shall be final.

17. WITHHOLDING TAXES

    The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company such amount required to be withheld prior to the issuance or delivery of any shares of Stock or the payment of cash under the Plan. The Committee may, in its discretion, permit a Participant to elect to satisfy such withholding obligation by having the Company retain the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld. Any fraction of a share of Common Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

18. REGULATORY APPROVALS AND LISTINGS

    Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Restricted Stock Awards or any other Award payable in Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the Stock Exchange and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

19. NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

20. CHANGE OF CONTROL

    In the event of a Change of Control, (i) all SARs which have not been granted in tandem with stock options shall become exercisable in full, (ii) the restrictions applicable to all shares of restricted stock shall lapse and

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such shares shall be deemed fully vested and all restricted stock granted in the form of share units shall be paid in cash, (iii) all Performance Shares and Long-Term Cash Bonuses shall be deemed to be earned in full and all Performance Shares granted in the form of share units shall be paid in cash, and (iv) any Participant who has been granted a stock option which is not exercisable in full shall be entitled, in lieu of the exercise of the portion of the stock option which is not exercisable, to obtain a cash payment in an amount equal to the difference between the option price of such stock option and (A) in the event the Change of Control is the result of a tender offer or exchange offer for the Common Stock, the final offer price per share paid for the Common Stock, or such lower price as the Committee may determine with respect to any incentive stock option to preserve its incentive stock option status, multiplied by the number of shares of Common Stock covered by such portion of the stock option, or (B) in the event the Change of Control is the result of any other occurrence, the aggregate value of the Common Stock covered by such portion of the stock option, as determined by the Committee at such time. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

21. AMENDMENT

    The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made that would impair the rights of a Participant under an outstanding Award without the Participant's consent, and no amendment shall be made without stockholder approval if such approval is necessary in order to preserve the applicability of any exemption under Rule 16b-3 under the Exchange Act or qualification of any Award under Section 162(m), or is otherwise required as a matter of law. Further, no amendment to the Plan shall be effective that would (a) increase the maximum amount that can be paid to a Participant under the Plan; (b) change the Business Criteria for payment of performance-based Awards; or (c) modify the eligibility requirements for Participants in the Plan, unless first approved by the Company's stockholders.

22. GOVERNING LAW

    The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable
Federal law.

23. RIGHTS AS SHAREHOLDER

    Except as otherwise provided in the Award Agreement, a Participant shall have no rights as a shareholder until he or she becomes the holder of record. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

24. EFFECTIVE DATE

    The Plan became effective on December 23, 1993. Subject to earlier termination pursuant to Section 20, the Plan shall terminate effective December 31, 2005. After termination of the Plan, no future Awards may be granted but previously made Awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

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                                                          APPENDIX C

                        GARDNER DENVER, INC.

                    EMPLOYEE STOCK PURCHASE PLAN

  (As amended November 1, 1999, November 1, 2000 and May 1, 2001)
(Adjusted to reflect the January 15, 1997 two-for-one split and the December 29, 1997 three-for-two split of the Company's Common Stock)

SECTION 1. PURPOSE

    The Gardner Denver, Inc. Employee Stock Purchase Plan (the "Plan") is designed to provide employees of Gardner Denver, Inc. (the "Company") and its subsidiaries with the opportunity to acquire shares of common stock of the Company ("Stock"), by granting options to such employees on such dates not later than December 31, 2005 as the Board of Directors of the Company (the "Board") may from time to time determine (each such date is herein referred to as an "Offering Date"), which options shall be exercised on such dates, in each case not later than 15 months after the related Offering Date, as are established in accordance with the provisions of this Plan (each such date of exercise is herein referred to as an "Exercise Date"). This Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

SECTION 2. ELIGIBLE EMPLOYEES

    All persons who on an Offering Date are employees of the Company or of such of its subsidiary corporations (within the meaning of section 424(f) of the Code) as may be designated prior to such Offering Date by the Board ("Participating Subsidiaries") will be eligible to participate in the Plan except for:

    (a) directors of the Company or a Participating Subsidiary that are not employees;

    (b) employees that have been continuously employed by the Company, its Participating Subsidiaries or predecessors of such subsidiaries for less than two months prior to such Offering Date;

    (c) employees whose customary employment is less than 20 hours per week or for not more than five months in any calendar year; and

    (d) any employee who, if granted an option under the Plan, would immediately after the option is granted own stock equal to five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of sections 423(b)(3) and 424(d) of the Code).

SECTION 3. GRANT OF OPTIONS

    3.01. As of each Offering Date, each eligible employee shall be granted an option to purchase a maximum number of shares of Stock (increased by any fractional amount required to make a whole share), which number of shares, when multiplied by the option price described in Section 3.02(a), will most closely approximate a percentage fixed by the Board prior to such Offering Date (which percentage shall not exceed 5%) of the annual compensation of that eligible employee as in effect as of October 31 of that calendar year, determined as follows:

    (a) the straight-time hourly base wage rate of the employee in effect on October 31 of that calendar year multiplied by 2,080, or by such number as the Board deems to constitute the number of straight-time hours in a normal work year for such employee;

    (b) the monthly base salary of the employee in effect on October 31 of that calendar year multiplied by 12; or

    (c) if the Management Development and Compensation Committee (the "Committee") believes that neither of the amounts determined pursuant to the methods described in (a) and (b) above would properly reflect the employee's normal compensation for one year, such compensation determined in a manner the Committee considers to be equitable.

    The number of shares so determined is subject to possible adjustment as provided in Sections 3.03 and 5 below.

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    3.02. The option price for all shares for which options are granted on an Offering Date will be the lesser of:

    (a) an amount equal to 85% of the mean between the high and low quoted selling prices of Stock on the composite tape of the New York Stock Exchange on the Offering Date, or if there is no such sale on the Offering Date, on the then most recent preceding day on which any such sale occurred; or

    (b) an amount equal to 85% of the mean between the high and low quoted selling prices of Stock on the composite tape of the New York Stock Exchange on the Exercise Date (as defined in
        Section 1 above), or if there is no such sale on the Exercise Date, on the then most recent preceding day on which any such sale occurred.

    3.03. No employee may be granted an option that permits his rights to purchase stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to exceed the amount provided by section 423(b)(8) of the Code from time to time for each calendar year in which such option is outstanding at anytime. If an employee would become entitled to purchase a number of shares exceeding such maximum amount, the number of shares available for purchase by the employee shall be reduced by such excess.

SECTION 4. ELECTIONS TO PURCHASE SHARES AND PAYROLL DEDUCTIONS

    Subject to Section 9, not later than 45 days after the Offering Date, an employee may elect to purchase all or part of the shares that he is entitled to purchase with respect to that Offering Date. Such election shall be made by the execution by the employee of an approved form authorizing uniform payroll deductions over a 12-month period beginning on the January 1 next following the Offering Date and ending on December 31 of that same year (the "Offering Termination Date"). Such payroll deductions shall be in such amounts as will in the aggregate equal the total option price described in
Section 3.02(a) of all shares that he has elected to purchase. The minimum payroll deduction shall be $10 per month. Any election to purchase may be changed or terminated as hereinafter set forth. With respect to shares as to which no election to purchase is made by the employee on or before 45 days after the Offering Date, the option granted to the employee on that Offering Date shall expire.

SECTION 5. NUMBER OF SHARES OFFERED

    5.01. The aggregate number of shares which may be issued under the Plan is 900,000 shares of Stock, which shares may be authorized but unissued shares or treasury shares, or both. The aggregate number of shares for which options are to be granted on each Offering Date shall be determined by the Board prior to such Offering Date. Should the total number of shares specified in all employees' initial elections to purchase as provided in Section 4 with respect to any Offering Date exceed the aggregate number of shares for which options are granted on that Offering Date, the Company will, on the Offering Termination Date, make a pro rata allocation of the aggregate number of shares for which options were granted on such Offering Date in a uniform manner to all employees who have remained enrolled in the Plan through the Offering Termination Date. In such event, the initial election to purchase of each such employee will be canceled with respect to any shares in excess of the number of shares allocated to each such employee, written notice will be given to the employee that his election has become effective for a reduced number of shares and any excess funds in the employee's Account (as defined in Section 6 below) will be refunded to him.

    5.02. The aggregate number of shares that may be issued under the Plan may be increased to reflect a change in capitalization of the Company, such as a stock dividend or stock split.

    5.03. If, prior to the expiration of an option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock thereafter subject to such option (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the option price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the option price per share shall be proportionately increased.

    5.04. If (i) the Company is to be merged into or consolidated with one or more corporations and the Company is not to be the surviving corporation, (ii) the Company is to be dissolved and liquidated, (iii) substantially all of the assets and business of the Company are to be sold, or (iv) there occurs a "change in control of the Company," then the Board may, in its sole discretion, with respect to any or all options then outstanding under this Plan
(a) at any time on or prior to the effective date of such merger, consolidation,

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dissolution and liquidation, or sale, and, at any time on or after a change in control cause the Offering Termination Date and Exercise Date to be accelerated to a date or dates fixed by the Board ("Acceleration Date") and permit an employee (or his legal representative) to make a lump-sum deposit prior to the Acceleration Date in lieu of the remaining payroll deductions or periodic payments which otherwise would have been made, and upon such Acceleration Date, exercise his option to the extent of moneys deposited by the employee and cancel any unexercised options; or (b) at any time during the 20-day period ending on the effective date of such merger, consolidation, dissolution and liquidation or sale or during the 20-day period beginning on the date of a change in control or, if later, the date the Company has notice thereof, cancel any option in whole or in part by payment in cash to the employee of an amount equal to the excess, but only if the amount is positive, of the fair market value of the Company's Common Stock on the date of said cancellation over the option price per share times the number of shares covered by the option or portion thereof so canceled. For purposes hereof, a "change in control of the Company" shall be deemed to have occurred if (i) any "person," as such term is used in sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") is or becomes the "beneficial owner," as such term is used in Rule 13d-3 issued under the Exchange Act, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

    5.05. Any adjustment provided for in this Section 5 shall be subject to any required shareholder action. No adjustment shall be made if such adjustment would result in a modification of an option (within the meaning of section 424 of the Code), or cause such option to fail to continue to qualify as an option granted under an employee stock purchase plan (within the meaning of section 423 of the Code).

SECTION 6. APPLICATION OF FUNDS; EXERCISE OF OPTIONS

    6.01. The Company will establish a stock purchase account for each employee who elects to purchase shares with respect to an Offering Date (an "Account"), to which all payroll deductions or cash payments of that employee with respect to the Offering Date will be credited. Interest will not be accrued or credited in the Account.

    6.02. Amounts credited to all Accounts will be under the control of the Company, may be maintained or controlled as a single fund or account, and may be used for any corporate purpose. Amounts credited to Accounts for employees of Participating Subsidiaries will be remitted to the Company from time to time. The amount credited to each Account as of the close of business on the respective Exercise Date for that Offering Date will be applied by the Company to the payment for the shares to be purchased by such employee on that Exercise Date, any amount not used for this purpose shall be paid in cash to the employee, and the option granted the employee on that Offering Date shall thereupon terminate.

    6.03. In the event that any law or regulation, in the opinion of counsel for the Company, may prohibit the handling or use of all or any part of the funds in the manner contemplated by the Plan, the Company may deal with such funds in any lawful manner it may deem advisable, including the deposit of any such funds in individual bank accounts opened for employees.

    6.04. Promptly following an Exercise Date, the Company shall provide all employees who remained enrolled in the Plan on the Offering Termination Date with written notice as to the applicable option price and the date by which such employees must notify the Company in writing with respect to the number of shares, if any, that the employee desires to purchase pursuant to his option. The amount credited to an employee's Account as of the close of business on the applicable Offering Termination Date shall be applied by the Company to the payment for the shares to be purchased by such employee on the day next following the notification deadline set forth in the Company's notice described immediately above. Any amount not used for this purpose shall be paid in cash to the employee, and the option granted the employee on that Offering Date shall thereupon terminate. If an employee does not notify the Company by the deadline so established by the Company, then such amount shall be applied for the purchase of the total number of shares of Stock purchasable under the option, and any amount not used for such purpose shall be paid in cash to the employee and the related option shall thereupon terminate.

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    6.05. An employee shall have no interest or voting rights in shares covered by his option, and no right to receive any dividends with respect to such shares, until such option has been exercised.

SECTION 7. CHANGES IN ELECTION TO PURCHASE

    At any time on or before the Offering Termination Date with respect to an Offering Date, an employee may give written notice that his payroll deductions with respect to such Offering Date shall thereafter be reduced or shall terminate (or, if periodic cash payments for shares are being made as permitted in Sections 9, 10 and 11, that such payments thereafter will be reduced or will terminate) and, as the case may be:

    (a) reduce the amount of his subsequent payroll deductions (or periodic cash payments) by such amounts as will, in the aggregate, be equal to a reduction of 25%, 50%, or 75% of the amount of his initial payroll deduction, in which event his election to purchase shall be reduced to the number of shares that may be purchased, at the option price described in Section 3.02(a), with the aggregate amount of the payroll deductions (or periodic cash payments) theretofore made and to be made thereafter;

    (b) terminate further payroll deductions (or periodic cash payments) and continue his election to purchase with respect to the number of shares that may be purchased, at the option price described in Section 3.02(a), with the amount then credited to his Account; or

    (c) withdraw the entire amount in his Account and terminate his election to purchase shares.

    Any such reduction, termination or withdrawal shall be irrevocable.

SECTION 8. TERMINATION OF EMPLOYMENT

    In the event that on or prior to the Exercise Date with respect to an Offering Date, an employee leaves the employ of the Company or of a Participating Subsidiary otherwise than by retirement under a plan of the Company or such Participating Subsidiary, or is discharged for cause, any election to purchase shares made by him with respect to that Offering Date shall terminate and any amount then credited to his Account shall be paid in cash to him. In the event that on or prior to the Exercise Date, an employee leaves the employ of the Company in connection with the sale of a subsidiary, division or line of business of the Company, the Company may, in the discretion of the officer referred to in Section 14.01 hereof, terminate the election of such employee to purchase shares (refunding any amount credited to the employee's Account) or continue said election on any basis deemed appropriate by said officer, including the making of arrangements for continued payroll deductions by a successor employer willing to provide that service.

SECTION 9. RETIREMENT

    In the event an employee leaves the employ of the Company or of a Participating Subsidiary by retirement under a plan of the Company or the participating Subsidiary:

    (a) at a time after an Offering Date but before payroll deductions have commenced with respect to that Offering Date, he shall not have the right to elect to purchase shares of Stock under the option granted to him on that Offering Date and such option shall be of no effect, or

    (b) at a time after he has made an election to purchase shares under an option granted to him and payroll deductions have commenced with respect to that election, he may continue his election to purchase shares by undertaking to make periodic cash payments in amounts equal to the payroll deductions previously authorized by him.

    An employee, in lieu of making periodic payments under the circumstances described in this Section 9, may elect to purchase (or continue his election to purchase) shares by making a single lump-sum payment in cash in an amount equal to the total of his future periodic payments. Such lump-sum payment may be made either
(i) within 30 days after the employee's employment terminates, or
(ii) in the case of an employee who has undertaken to make periodic cash payments, at any time when he is not in default in such payments.

SECTION 10. LAYOFF, STRIKE OR AUTHORIZED LEAVE OF ABSENCE

    Payroll deductions for shares for which an election to purchase with respect to an Offering Date has been made will be suspended during any period of layoff, strike, or authorized leave of absence without pay of an employee and, in such case, if the employee so elects, periodic payments for such shares may be made by him in lieu thereof. If such an employee returns to active service prior to the last payroll deduction period preceding the Offering Termination Date with respect to that Offering Date, his payroll deductions will be resumed and, if the employee did not make periodic cash payments during his period of absence, he shall, by written notice within ten days after his return to active service, elect to either:

    (a) make up any deficiency in his Account resulting from suspension of his payroll deductions by an immediate cash payment; or

    (b) not make up such deficiency, in which event the number of shares to be purchased by him with respect to that Offering Date shall be reduced to the number of whole shares that may be purchased, at the option price described in Section 3.02(a), with the amount then credited to his Account plus the aggregate amount, if any, of all payroll deductions with respect to that Offering Date to be made thereafter.

    An employee on layoff, strike, or authorized leave of absence without pay as of 15 days preceding such Offering Termination Date shall give written notice prior to such Offering Termination Date specifying his choice of one of the options described in (a) or (b) above. If such an employee fails to give such notice, he shall be deemed to have elected the option provided in (b). If the period of an employee's layoff, strike or authorized leave of absence without pay shall terminate prior to such Offering Termination Date and the employee shall not promptly resume active employment, his election to purchase shares with respect to such Offering Date shall terminate and the amount then credited to his Account shall be paid in cash to him.

SECTION 11. DEATH

    An employee may file a written designation of a beneficiary who is to receive any shares and cash from the employee's Account under the Plan in the event of such employee's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such employee of such shares and cash. In addition, an employee may file a written designation of a beneficiary who is to receive any cash from the employee's Account under the Plan in the event of such employee's death prior to exercise of the option. If an employee is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by the employee at any time by written notice. In the event of the death of an employee while an election by him to purchase shares with respect to an Offering Date is in effect, the legal representative or beneficiary of such employee may, within 90 days after his death but not later than the Offering Termination Date with respect to such Offering Date, by written notice elect to either:

    (a) make up any deficiency in such employee's Account and (i) make periodic payments in cash for the remainder of the period ending on such Offering Termination Date in the amounts theretofore elected by the employee, or (ii) in lieu of such future periodic payments, make an immediate lump-sum payment in an amount equal to the total of such periodic payments; or

    (b) continue the employee's election to purchase with respect to such number of shares as may be purchased, at the option price described in Section 3.02(a), with the amount then credited to the employee's Account, and make no further payments; or

    (c) withdraw the entire amount in the employee's Account and terminate his election to purchase shares.

    In the event the legal representative or beneficiary of such an employee shall fail to give notice within the prescribed period, the employee's election to purchase shares shall terminate and the amount then credited to the employee's Account shall be paid in cash to such legal representative or beneficiary.

SECTION 12. FAILURE TO MAKE PAYMENTS

    Under any of the circumstances contemplated by the Plan, where the purchase of shares with respect to an Offering Date is to be made through periodic or other cash payments in lieu of payroll deductions, the failure to make any such payment shall reduce, to the extent of the amount unpaid, the number of shares purchasable with respect to that Offering Date, determined by the option price described in Section 3.02(a).

SECTION 13. NONASSIGNABILITY

    No option granted under the Plan shall be transferable by the employee otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom granted. Any purported assignment or transfer, whether voluntary or by operation of law (other than by will or the laws of descent and distribution) shall have the effect of terminating such option and the related election to purchase shares thereunder.

SECTION 14. ADMINISTRATION

    14.01. The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan and from time to time to adopt such rules and regulations, consistent with the provisions of the Plan, as may be deemed advisable to carry out the Plan. The decision of the Committee shall be final and binding for all purposes with respect to any question arising under the Plan.

    14.02. Uniform policies shall be pursued in the administration of the Plan, and there shall be no discrimination among employees or groups of employees. The administration of the Plan shall include the authority, which shall be exercised without discrimination, to make exceptions (available on a uniform basis to all employees) to provisions of the Plan in the case of unusual circumstances where strict adherence to such provisions would work undue hardship. All eligible employees under the Plan shall have the same rights and privileges under the Plan with respect to the number of shares for which options may be granted as provided in Section 3.

    14.03. The Board shall have the right to amend, modify or terminate the Plan at any time without notice; provided, that no amendment, modification or termination may be made which would impair the rights of the employee in any option theretofore granted without the consent of such employee; and provided, further, that the Board may not make any alteration or amendment to the Plan which would increase the aggregate number of shares that may be issued under the Plan (other than an increase pursuant to Section 5.02 of the Plan) or change the group from among which Participating Subsidiaries may be designated. Without limitation on the Board's or the Committee's authority, the Board (or the Committee) shall be entitled to change the length of the period between the Offering Date and the Offering Termination Date, limit the frequency and/or number of changes in the amount withheld by an employee, permit payroll withholding in excess of the amount designated by an employee in order to adjust for delays or mistakes in the Company's processing of withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares of Stock for each employee properly correspond with amounts withheld from the employee's compensation, and establish such other limitations or procedures as the Board (or Committee) determines in its sole discretion are advisable.

SECTION 15. TERMINATION OF PLAN

    The period for payroll deductions or cash payments with respect to any Offering Date may not be extended beyond the Offering Termination Date for such Offering Date. If not sooner terminated by the Board, the Plan will terminate following the delivery to employees, as soon as practicable after the Exercise Date with respect to the last Offering Date, of stock certificates for all shares purchased and the repayment to them of all funds not used for the purchase of shares on that Exercise Date.

SECTION 16. HOLIDAYS

    In the event any date specified in the Plan falls on other than a business day of the Company at its principal office in Quincy, Illinois, such date shall be deemed to refer to the next succeeding business day.

SECTION 17. LIENS NOT AUTHORIZED

    There is no provision in the Plan, or in any contract in connection therewith, whereby any person has or may create a lien on any funds, securities or other property held under the Plan.

SECTION 18. GOVERNING LAW

    The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable
Federal law.

                                                          APPENDIX D

                        GARDNER DENVER, INC.

                  MANAGEMENT ANNUAL INCENTIVE PLAN

                          JANUARY 1, 2001

I. PURPOSE OF THE PLAN

    The Gardner Denver, Inc. Management Annual Incentive Plan (the "Plan") is intended to provide Gardner Denver, Inc. (the "Company") a means by which it can engender and sustain a sense of personal commitment on the part of its senior executives in the continued growth, development and financial success of the Company and encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may award to senior executives annual incentive compensation on the terms and conditions established herein.

II. DEFINITIONS

    2.1 "Annual Incentive Award" or "Award" means the compensation payable in cash granted under the Plan to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations established by the Committee and the Plan.

    2.2 "Board" means the Board of Directors of the Company.

    2.3 For all purposes of the Plan, a "Change in Control" shall have occurred if any of the following events shall occur:

        (a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and immediately after such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

        (b) The Company sells all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

        (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13(d)(3) or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Stock;

        (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in Response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

        (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that for purposes of this Section 2.3(e), each Director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the Directors of the Company (or a committee thereof) then still in office who were Directors of the Company at the beginning of any such period will be deemed to have been a Director of the Company at the beginning of such period.

    Notwithstanding the foregoing provisions of Section 2.3(c) or 2.3(d) hereof, unless otherwise determined in a specific case by majority vote of the Board, a Change in Control shall not be deemed to have occurred for purposes of the Plan solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially own a 50% or more of the Voting Stock, or (iii) any employee stock ownership plan or any other employee benefit plan sponsored by the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

    2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    2.5 "Commission" means the Securities and Exchange Commission.

    2.6 "Committee" means the Management Development and
Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan, provided that the Committee shall consist of three or more persons, each of whom is an "outside director" within the meaning of Section 162(m) and a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

    2.7 "Employee" means an employee of the Company or any of its subsidiaries or affiliates.

    2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    2.9 "Participant" means a Senior Executive Officer of the
Company who is selected by the Committee to participate in the Plan.

    2.10 "Plan" means the Gardner Denver, Inc. Management Annual
Incentive Plan dated January 1, 2001.

    2.11 "Performance Goals" shall be defined as the performance criterion or criteria established by the Committee, pursuant to
Section V hereof, for the purpose of determining Awards under the Plan.

    2.12 "Performance Period" means the consecutive 12 month period that constitutes the Company's fiscal year.

    2.13 "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder.

    2.14 "Senior Executive Officer" means the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer.

    2.15 "Voting Stock" means securities entitled to vote in an election of Directors of the Company.

III. ADMINISTRATION

    3.1 The overall administration of the Plan, including the final determination of Awards to each Participant, is vested in the Committee.

    3.2 Determinations of the Committee in administering the Plan shall be final and binding upon all Participants.

IV. ELIGIBILITY

    Participation in the Plan shall be limited to Senior Executive Officers. Participants will be selected for participation annually by the Committee not later than 90 days after the commencement of the Performance Period. The Committee may withdraw its approval for participation in the Plan for a Participant at any time. In the event of such withdrawal, such Participant shall cease to be a Participant as of the date designated by the Committee and the Employee shall be notified of such withdrawal as soon as practicable following such action. Further, such Employee shall cease to have any right to an Award for the Performance Period in which such withdrawal is effective; provided, however, that the Committee may, in its sole discretion, authorize a prorated award based on the number of full months of participation prior to the effective date of such withdrawal and the Company's performance during such period.

V. PERFORMANCE GOALS AND MEASURES

    5.1 Performance Goals shall be established by the Committee not later than 90 days after commencement of the Performance Period relating to a specific Award. The Performance Goals may be identical for all Participants or, at the discretion of the Committee, may be different to reflect more appropriate measures of individual performance. The criterion or criteria used in establishing Performance Goals may, at the discretion of the Committee, include one or any combination of the following: (i) the Company's return on equity, assets, capital or investment; (ii) pre-tax or after-tax profit levels expressed in absolute dollars or earnings per share of the Company; or (iii) cash flow or similar measure. The Performance Goals established by the Committee shall include a threshold level of performance below which no Award will be payable and a maximum Award opportunity for each Senior Executive Officer. The determination of attainment of the Performance Goals shall be determined in accordance with generally accepted accounting principles and certified in writing by the Committee.

    5.2 The Committee shall be authorized to make adjustments in the method of calculating attainment of Performance Goals in recognition of: (i) extraordinary or non-recurring items, (ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting policies, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and (vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements.

VI. AWARDS

    6.1 Awards under the Plan shall be paid in cash.

    6.2 At the first meeting of the Committee after the expiration of the Performance Period, the Committee shall review the prior year's performance in relation to the Performance Goals and determine the level of achievement of the Performance Goals. Payment of Annual Incentive Awards to Participants under the Plan shall occur only after the Committee has certified in writing that the Performance Goals have been achieved for the relevant Performance Period. Notwithstanding the attainment of Performance Goals for the Company as a whole, Awards for Individual Participants under the Plan may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the Participant's performance. However, no upward adjustment may be made to an Annual Incentive Award for a Participant if Section 162(m) would limit the deduction the Company may claim for that Participant's compensation. The maximum Annual Incentive Award that may be granted to a Senior Executive Officer under the Plan for any Performance Period may not exceed $3,000,000 or, if less, three times the Senior Executive Officer's base salary as of the last day of the Performance Period.

VII. DEFERRALS AND SETTLEMENTS

    The Committee may permit Participants to elect to defer receipt of all or a portion of the Annual Incentive Award under administrative policies established by the Company from time to time, which shall be in compliance with Section 162(m).

VIII. WITHHOLDING TAXES

    The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law.

IX. NO RIGHT TO CONTINUED EMPLOYMENT OR AWARDS

    No person shall have any claim or right to be granted an Award, and the granting of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any of its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to terminate the employment of any Participant free from any liability under the Plan; except that a Participant who was actively employed as of the last day of the applicable Performance Period shall be eligible to receive payment of his Award, as determined pursuant to Section 6.2 hereof, even though the Participant is no longer an active employee of the Company at the time the Committee actually pays Awards under the Plan for the applicable Performance Period. The Committee shall also have the discretion to grant eligibility to a Participant to receive payment of an Award, notwithstanding the fact that the Participant is not employed by the Company at the end of the Performance Period.

X. CHANGE IN CONTROL

    Immediately upon a Change in Control, all outstanding Awards shall be deemed earned at the maximum Performance Goal level and the Company shall make a payment in cash to each Participant within ten
(10) days after the effective date of the Change in Control in the amount of such maximum Award. The granting of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any portion of its business or assets.

XI. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

    The Board may amend, modify, suspend or terminate this Plan for any purpose except that no amendment or alteration shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Section 162(m) or otherwise required as a matter of law. Further, no amendment to the Plan shall be effective that would (i) increase the maximum amount that can be paid to a Participant under the Plan; (ii) change the performance criterion or criteria set forth in Section V hereof for payment of Awards; or (iii) modify the eligibility requirements for Participants in the Plan unless first approved by the Company's shareholders.

XII. GOVERNING LAW

    The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

XIII. OTHER BENEFIT AND COMPENSATION PROGRAMS

    Unless otherwise specifically provided to the contrary in the relevant plan, program or practice, Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits under any other Company benefit plan, program or practice or any severance policy of the Company. Further, the Company may adopt other compensation programs, plans or arrangements for employees below the level of Senior Executive Officer as it deems necessary and appropriate.

XIV. SUCCESSORS AND ASSIGNS

    The Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

XV. EFFECTIVE DATE

    This Plan shall be effective as of January 1, 2001. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the Company's shareholders at the annual meeting of the Company's shareholders held in 2001. If the shareholders of the Company shall fail to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect. Subject to earlier termination pursuant to Section XI, the Plan shall terminate effective December 31, 2005. After termination of the Plan, no future awards may be granted under the Plan.

XVI. INTERPRETATION

    The Plan is designed to comply with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner consistent with that intent.

                            GARDNER DENVER, INC.
                                COMMON STOCK
        PROXY/VOTING INSTRUCTIONS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 1, 2001

P          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
O The undersigned, having received the Notice and Proxy Statement for the X Annual Meeting of Stockholders hereby appoints each of Ross J. Centanni,
Y Philip R. Roth and Tracy D. Pagliara as the true and lawful attorneys-in-fact, agents and proxies (with full power of substitution) to represent the undersigned and to vote at the Annual Meeting of Stockholders of the Company, to be held at the Quincy Country Club, 2410 State Street, Quincy, Illinois on Tuesday, May 1, 2001 at 1:30 p.m., local time, and any and all adjournments of the Meeting, in the manner specified, with respect to all shares of Common Stock of Gardner Denver, Inc. which the undersigned is entitled to vote. The undersigned also hereby directs UMB Bank, N.A., as trustee ("UMB Bank"), to represent the undersigned and vote at such Meeting, and any and all adjournments of the Meeting, in the manner specified, with respect to all shares of Common Stock to which the undersigned, as a participant in the Gardner Denver, Inc. Retirement Savings Plan and/or the Gardner Denver, Inc. Savings Plan (the "Savings Plans"), is entitled to direct the voting. Such representation and voting shall be according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the matters set forth below, as more fully described in the Notice and Proxy Statement.

   Should any other matter requiring a vote of the stockholders arise, the proxies named above are authorized to vote in accordance with their discretion. The Board of Directors is not aware of any matter which is to be presented for action at the meeting, other than as set forth on this card.

   THIS PROXY/VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AND DEEMED AN INSTRUCTION TO UMB BANK TO VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED, IN THE SAME PROPORTION (FOR OR AGAINST) AS THE SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED.

   Shares of Common Stock held in the Savings Plans will be voted by UMB Bank as trustee of the Savings Plans. Participants in the Savings Plans should indicate their voting instructions for each action to be taken under proxy. All instructions must be received prior to April 27, 2001 in order to be counted. All voting instructions from Savings Plans participants will be kept confidential.

   PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE TO P.O. BOX 8615, EDISON, NEW JERSEY, 08818-9123.

                                                               SEE REVERSE SIDE

                             DETACH PROXY CARD

                           STOCKHOLDER INFORMATION

CORPORATE OFFICES                        TRANSFER AGENT AND REGISTRAR

Gardner Denver, Inc.                     EquiServe
1800 Gardner Expressway                  P.O. Box 2500
Quincy, Illinois 62301-9464              Jersey City, New Jersey 07303-2500
(217) 222-5400                           (800) 519-3111
E-mail address: mktg@gardnerdenver.com   (201) 324-1225
                                         (201) 222-4955 (for the hearing
                                           impaired)
INTERNET ACCESS                          E-mail address: equiserve@equiserve.com

For Internet access to information
on your Gardner Denver investment,
contact our transfer agent at
(877) 843-9327 for a personal
identification number and visit their
website at http://www.equiserve.com

NEWS RELEASES BY FAX
News releases, including the quarterly earnings release, are available by fax, without charge, by calling (800) 758-5804, extension 303875, or by visiting our website at HTTP://WWW.GARDNERDENVER.COM.

     PLEASE MARK
/X/  YOUR VOTE AS IN
     THIS EXAMPLE.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL
BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.
--------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR"
                           PROPOSALS 2, 3 AND 4.
--------------------------------------------------------------------------------
                      For       Withheld

1. Election of                             Three Directors are to be elected at
   Directors          / /         / /      the meeting. The nominees of the
                                           Board of Directors are:

                                           01. Frank J. Hansen
                                           02. Thomas M. McKenna
                                           03. Diane K. Schumacher

To withhold your vote for any nominee(s), write the name(s) here:

--------------------------------------------------------------------------------
                                               For   Against   Abstain

2. Approval of amendment to
   Long-Term Incentive Plan                    / /     / /       / /

3. Approval of amendment to
   Employee Stock Purchase                     / /     / /       / /
   Plan

4. Approval of the Company's
   Management Annual Incentive                 / /     / /       / /
   Plan
--------------------------------------------------------------------------------

                                    I plan to attend the annual meeting.   / /

                                    Please sign exactly as name(s) appear on this proxy/voting instruction card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                    --------------------------------------------

                                    --------------------------------------------
                                    Signature(s) of Stockholder(s)      Date


                            FOLD AND DETACH HERE

[Gardner
   Denver logo]


                            GARDNER DENVER, INC.
                       ANNUAL MEETING OF STOCKHOLDERS
                           MAY 1, 2001, 1:30 P.M.
                             QUINCY COUNTRY CLUB
                              2410 STATE STREET
                           QUINCY, ILLINOIS 62301


                        VOTE BY TELEPHONE OR INTERNET
                          QUICK - EASY - IMMEDIATE
Gardner Denver encourages you to take advantage of three convenient ways to vote your shares.

You may now vote your proxy 24 hours a day, 7 days a week, using either a touch-tone telephone or through the Internet. Your telephone or Internet vote must be received by 12:00 midnight Eastern time on April 30, 2001. Voting electronically eliminates the need to return your proxy card.

Your telephone or Internet vote authorizes the proxies named on the above proxy card to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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VOTE BY PHONE:      ON A TOUCH-TONE TELEPHONE DIAL 1-877-PRX-VOTE
--------------      (1-877-779-8683) FROM THE U.S. AND CANADA. You will be
                    asked to enter the VOTER CONTROL NUMBER located in the
                    box just below the perforation on this proxy card. This
                    series of numbers is necessary to access both the telephone and Internet voting system.
                            OR
VOTE BY INTERNET:   POINT YOUR BROWSER TO THE WEB ADDRESS:
-----------------   HTTP://WWW.EPROXYVOTE.COM/GDI. You will be asked to enter
                    the VOTER CONTROL NUMBER located in the box just below the perforation on this proxy card. Then follow the
                    instructions.
                            OR
VOTE BY MAIL:       Mark, sign and date your proxy card and return it in the
-------------       postage-paid envelope. If you are voting by telephone or
                    the Internet, you do not need to return your proxy card.

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  THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT. IT IS IMPORTANT THAT YOUR SHARES
  ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE
  AND MAIL YOUR PROXY CARD, VOTE TELEPHONICALLY OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ABOVE. THANK YOU FOR VOTING.
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                            APPENDIX


    Page 14 of the printed proxy contains a Stock Performance
Graph. The information contained in the graph is restated in the table immediately following.